UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No. __)

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Caterpillar Inc.

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CATERPILLAR®

2020 PROXY STATEMENT
NOTICE OF ANNUAL MEETING

June 10, 2020
8 a.m. Central Time
Virtual Annual Meeting of Shareholders

OPERATING & EXECUTION MODEL
PEOPLE
PARTNERS
OPERATIONAL EXCELLENCE
PROFITABLE GROWTH
EXPANDED OFFERINGS
SERVICES
CUSTOMERS
OUR VALUES IN ACTION

OUR SOLUTIONS HELP OUR CUSTOMERS BUILD A BETTER WORLD.

"Caterpillar's Values in Action are the principles that guide our business conduct each day. Our Values underpin the ways we help our customers build a better world."

D. James Umpleby III
Chairman and Chief Executive Officer

OUR VALUES IN ACTION

Integrity
The Power of Honesty
Integrity is the foundation of all we do.

Excellence
The Power of Quality
We set and achieve ambitious goals.

Teamwork
The Power of Working Together
We help each other succeed.

Commitment
The Power of Responsibility
We embrace our responsibilities.

Sustainability
The Power of Endurance
We are committed to building a better world.

TABLE OF CONTENTS

We are sending you these proxy materials in connection with Caterpillar’s solicitation of proxies, on behalf of its Board of Directors, for the 2020 Annual Meeting of Shareholders (Annual Meeting). Distribution of these materials is scheduled to begin on May 1, 2020. Please submit your vote or proxy by telephone, mobile device, internet, or, if you received your materials by mail, you can complete and return your proxy or voting instruction form by mail.

LETTER TO SHAREHOLDERS	5
PROXY SUMMARY	6
Annual Meeting of Shareholders	6
Shareholder Voting Matters	6
Our Director Nominees	7
Governance Highlights	8
2019 Performance Highlights	8
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	9
DIRECTORS & GOVERNANCE	10
PROPOSAL 1	Election of Directors	10
Overview of our Board	10
Board Attendance - 2019	10
Board Evolution Since 2015	11
Diversity of Skills and Expertise	11
Director Continuous Education and Development	12
Board’s Role in Risk Oversight	12
Director Nominations and Evaluations	12
Director Candidate Biographies and Qualifications	14
Director Compensation	18
Board Election and Leadership Structure	19
Duties and Responsibilities of Presiding Director	20
Corporate Governance Guidelines and Code of Conduct	20
Board Evaluation Process	20
Board Committees	20
Director Independence Determinations	22
Communication with the Board	22
Investor Outreach	22
Political Contributions and Lobbying	23
Related Party Transactions	23
AUDIT	24
PROPOSAL 2	Ratification of our Independent Registered Public Accounting Firm	24
Audit Fees and Approval Process	24
Independent Registered Public Accounting Firm Fee Information	25
Anonymous Reporting of Accounting and Other Concerns	25
Audit Committee Report	25
COMPENSATION	27
PROPOSAL 3	Advisory Vote to Approve Executive Compensation	27
COMPENSATION DISCUSSION & ANALYSIS	28
Executive Summary	28
Compensation Discussion & Analysis	32
2019 Summary Compensation Table	42
2019 All Other Compensation Table	43
Grants of Plan-Based Awards in 2019	44
Outstanding Equity Awards at 2019 Fiscal Year End	45
2019 Option Exercises and Stock Vested	47
2019 Pension Benefits	47
2019 Nonqualified Deferred Compensation	48
Potential Payments Upon Termination or Change in Control	49
CEO Pay Ratio	51
SHAREHOLDER PROPOSALS	52
PROPOSAL 4	Shareholder Proposal – Provide a Report of Lobbying Activities	52
PROPOSAL 5	Shareholder Proposal – Independent Board Chairman	54
PROPOSAL 6	Shareholder Proposal – Shareholder Action by Written Consent	56
OTHER IMPORTANT INFORMATION	58
Matters Raised at the Annual Meeting Not Included in this Statement	58
Shareholder Proposals and Director Nominations for the 2021 Annual Meeting	58
Persons Owning More Than Five Percent of Caterpillar Common Stock	58
Security Ownership of Executive Officers and Directors	59
Delinquent Section 16(a) Reports	59
Access to Form 10-K	60
Non-GAAP Financial Measures	60
Frequently Asked Questions Regarding Meeting Attendance and Voting	61

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DEAR FELLOW SHAREHOLDERS,

D. JAMES UMPLEBY III

Chairman and Chief Executive Officer

“AS WE CONTINUE TO EXECUTE ON
OUR STRATEGY FOR LONG-TERM
PROFITABLE GROWTH, WE ALSO
FOCUS ON WINNING THE RIGHT
WAY, FOR OUR CUSTOMERS, OUR
EMPLOYEES AND OUR
COMMUNITIES AROUND THE
WORLD.”

Dear Fellow Shareholders,

On behalf of the Board of Directors and our entire company, I cordially invite you to attend the Annual Meeting of Shareholders on June 10, 2020, at 8 a.m. Central Time. This meeting will be entirely virtual in order to adhere to the recommendations of public health officials during the COVID-19 pandemic. The virtual format will give more shareholders the opportunity to participate in the meeting, while ensuring everyone’s health and safety.

In addition to receiving an update on the performance of the company, you will have the opportunity to vote on several items related to our business. Please refer to page 61 for information on how to participate in this year’s shareholder meeting.

We encourage you to review this proxy statement to learn more about your Board of Directors, our governance practices, compensation programs and philosophy, and other important items. Your vote is important. Please vote your shares either by virtually attending the annual meeting, by voting online separately, via your mobile phone, by telephone or by mail. Thank you for your ongoing investment in, and support of, Caterpillar as we continue to execute our enterprise strategy for long-term profitable growth and shareholder value.

Sincerely,

D. James Umpleby III
Chairman and Chief Executive Officer

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PROXY SUMMARY

This summary does not contain all of the information you should consider when casting your vote. You should read the complete proxy statement before voting.

ANNUAL MEETING OF SHAREHOLDERS

TIME & DATE	PLACE	RECORD DATE	ADMISSION
8:00 a.m. Central Time June 10, 2020	Virtual Meeting www.meetingcenter.io/268805716 Password: CAT2020	The close of business on April 13, 2020	To attend and register for the Virtual Meeting, please follow instructions on page 61

SHAREHOLDER VOTING MATTERS

Proposal		Board’s Voting Recommendation	Page Reference
1	Election of 11 Directors Named in This Proxy Statement	FOR Each Nominee	10
2	Ratification of our Independent Registered Public Accounting Firm	FOR	24
3	Advisory Vote to Approve Executive Compensation	FOR	27
4	Shareholder Proposal – Provide a Report of Lobbying Activities	AGAINST	52
5	Shareholder Proposal – Independent Board Chairman	AGAINST	54
6	Shareholder Proposal – Shareholder Action by Written Consent	AGAINST	56

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OUR DIRECTOR NOMINEES

Nominee and Principal Occupation	Independent	Age	Director Since	Other Public Company Boards	Caterpillar Committees
					AC	CHRC	PPGC
Kelly A. Ayotte Former U.S. Senator representing New Hampshire	Yes	51	2017	The Blackstone Group Inc. Boston Properties, Inc. News Corporation
David L. Calhoun Presiding Director of Caterpillar Inc. President and CEO of The Boeing Company	Yes	62	2011	The Boeing Company
Daniel M. Dickinson Managing Partner of HCI Equity Partners	Yes	58	2006	None
Juan Gallardo Chairman and Former CEO of Organización CULTIBA, S.A.B. de C.V.	Yes	72	1998	Grupo Aeroportuario del Pacifico, S.A.B. de C.V. Grupo Financiero Santander Mexico, S.A.B. de C.V. Organización CULTIBA, S.A.B. de C.V.
William A. Osborn Former Chairman and CEO of Northern Trust Corporation and The Northern Trust Company	Yes	72	2000	Abbott Laboratories General Dynamics Corporation
Debra L. Reed-Klages Former Chairman and CEO of Sempra Energy	Yes	63	2015	Chevron Corporation Lockheed Martin
Edward B. Rust, Jr. Former Chairman and CEO of State Farm Mutual Automobile Insurance Company	Yes	69	2003	Helmerich & Payne, Inc. S&P Global Inc.
Susan C. Schwab Professor at the University of Maryland School of Public Policy and Strategic Advisor for Mayer Brown LLP; former United States Trade Representative	Yes	65	2009	The Boeing Company FedEx Corporation Marriott International, Inc.
D. James Umpleby III Chairman and CEO of Caterpillar Inc.	No	62	2017	Chevron Corporation
Miles D. White Executive Chairman of the Board, Abbott Laboratories	Yes	65	2011	Abbott Laboratories McDonald’s Corporation
Rayford Wilkins, Jr. Former CEO of Diversified Businesses at AT&T Inc.	Yes	68	2017	Morgan Stanley Valero Energy Corporation
AC: Audit Committee CHRC: Compensation and Human Resources Committee PPGC: Public Policy and Governance Committee
Chair	Member

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GOVERNANCE HIGHLIGHTS

Our commitment to good corporate governance stems from our belief that a strong governance framework creates long-term value for our shareholders, strengthens Board and management accountability and builds trust in the Company and its brand. Our governance framework includes, but is not limited to, the following highlights:

Board and Governance Information		Board and Governance Information
Size of Board	11	Code of Conduct for Directors, Officers and Employees	Yes
Number of Independent Directors	10	Supermajority Voting Threshold for Mergers	No
Average Age of Directors	64	Proxy Access	Yes
Average Director Tenure (in years)	11	Shareholder Action by Written Consent	No
Annual Election of Directors	Yes	Shareholder Ability to Call Special Meetings	Yes
Mandatory Retirement Age	74	Poison Pill	No
Gender and Diversity	45%	Stock Ownership Guidelines for Directors and Executive Officers	Yes
Majority Voting in Director Elections	Yes	Anti-Hedging and Pledging Policies	Yes
Independent Presiding Director	Yes	Clawback Policy	Yes

2019 PERFORMANCE HIGHLIGHTS

OPERATING PROFIT MARGIN	PROFIT PER SHARE	STRONG BALANCE SHEET
15.4%	$10.74	$6.2 billion
Delivered operating margin of 15.4% in line with 2019 Investor Day Targets on 2% lower sales and revenues.	Profit per share was $10.74 in 2019, up from $10.26 in 2018. Adjusted profit per share* was $11.06 in 2019, compared with $11.22 in 2018.

Returned $6.2 billion to Shareholders in line with 2019 Investor Day Targets. The Company repurchased $4.0 billion of common shares and paid $2.1 billion in dividends, while ending 2019 with a cash balance of $8.3 billion.

*

Adjusted Profit Per Share is a non-GAAP measure and a reconciliation to the most directly comparable GAAP measure is included on page 60.

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510 Lake Cook Road, Suite 100
Deerfield, IL 60015
Phone (224) 551-4160
www.caterpillar.com

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

In light of the COVID-19 pandemic, the Board of Directors, after careful consideration, has decided to hold this year’s Annual Meeting exclusively online. If you plan to participate in the virtual meeting, please see the information below as well as the attendance and registration instructions on page 61. There will be no physical location for the Annual Meeting this year.

MEETING INFORMATION

JUNE 10, 2020

8:00 a.m. Central Time

Website: www.meetingcenter.io/268805716

Password: CAT2020

MEETING AGENDA

1.

Elect 11 director nominees named in this Proxy Statement

2.

Ratify our independent registered public accounting firm for 2020

3.

Approve, by non-binding vote, executive compensation

4.

Vote on shareholder proposals

5.

Address any other business that properly comes before the meeting

RECORD DATE

April 13, 2020

By Order of the Board of Directors

Suzette M. Long

Chief Legal Officer, General Counsel and Corporate Secretary
May 1, 2020

PLEASE VOTE YOUR SHARES:
We encourage shareholders to vote promptly, as this will save the expense of additional proxy solicitation. You may vote in the following ways:

BY INTERNET	BY MOBILE DEVICE	BY TELEPHONE	BY MAIL
vote online at www.caterpillar.com/proxymaterials	scan this QR code to vote with your mobile device	call the number included on your proxy card or notice	mail your signed proxy or voting instruction form

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder meeting to be held on June 10, 2020.

This Notice of Annual Meeting and Proxy Statement and the 2019 Annual Report on Form 10-K are available at www.investorvote/CAT.

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DIRECTORS & GOVERNANCE

PROPOSAL 1 – ELECTION OF DIRECTORS

PROPOSAL SNAPSHOT
What am I voting on?
Shareholders are being asked to elect the 11 director nominees named in this Proxy Statement for a one-year term.
Board Voting Recommendation:
FOR the election of each of the Board’s director nominees.

OVERVIEW OF OUR BOARD

BOARD ATTENDANCE - 2019

Board	6	6	6	6	6	6	6	6	6	6	6	6	99%
Audit	10			10		9						4
Compensation & Human Resources	6		3				6				6	3	Attendance for incumbent directors for 2019
Public Policy & Governance	6	6	4		6			6	6
*

The Board of Directors approved certain committee membership changes effective April 12, 2019. As part of those changes, Mr. Calhoun left the Compensation & Human Resources Committee (CHRC) and joined the Public Policy & Governance Committee (PPGC) and Mr. Wilkins left the Audit Committee and joined the CHRC. Messrs. Calhoun and Wilkins attended all of their former and newly assigned committee meetings held during 2019.

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The Board’s policy is to encourage and expect that all directors attend each Annual Meeting of Shareholders. All directors attended the 2019 Annual Meeting. The independent directors generally meet in executive session as part of each regularly scheduled Board meeting. The Board’s independent Presiding Director, David L. Calhoun, presided over the Board’s executive sessions in 2019.

BOARD EVOLUTION SINCE 2015

■

Three new directors elected

■

Rotation of Board committee chairs

■

Presiding Director elected

■

Expanded qualifications and diversity represented on Board

DIVERSITY OF SKILLS AND EXPERTISE

Our Board nominees offer a diverse range of skills and experience in relevant areas.

SUMMARY OF INDIVIDUAL DIRECTOR SKILLS, CORE COMPETENCIES AND ATTRIBUTES

Caterpillar Board Tenure (Years)	3	9	14	22	20	5	17	11	3	9	3	11 years Average Tenure
Board of Directors Experience (other Boards)	•	•	•	•	•	•	•	•	•	•	•	100%
Audit Committee Financial Expert			•		•		•					100% of Audit Committee Members
CEO / Leadership	•	•	•	•	•	•	•	•	•	•	•	100%
Business Development and Strategy		•	•	•	•	•	•	•	•	•	•	91%
Government / Regulatory Affairs	•	•		•	•	•	•	•		•	•	82%
Customer and Product Support Services		•	•	•	•	•	•		•	•	•	82%
Finance & Accounting		•	•	•	•	•	•		•	•	•	82%
Risk Management		•	•	•	•	•	•	•	•	•	•	91%
Technology	•	•			•	•	•		•	•	•	73%
Global Experience	•	•	•	•	•	•		•	•	•	•	91%
Manufacturing / Logistics		•	•	•					•	•		45%
Gender and Diversity	•			•		•		•			•	45%
Age	51	62	58	72	72	63	69	65	62	65	68	64 years Average Age

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DIRECTOR CONTINUOUS EDUCATION AND DEVELOPMENT

The Company places a high importance on the continuous development of its Board. Directors have opportunities for ongoing education and development through participation in meetings, subscriptions to relevant publications and attendance at activities and professional development training offered by associations such as the National Association of Corporate Directors and Lead Director Network. Directors receive specialized presentations from experts in the Company’s various businesses in the course of their service. Since the last annual shareholder meeting, these presentations have included updates on digital strategy, customer support, the operations of certain Energy and Transportation businesses, cybersecurity, lean manufacturing, connected assets and the Cat® dealer network. These opportunities allow directors to be well informed and to expand their knowledge of trends and issues relevant to their role. Directors are also given development and education opportunities through speaking or meeting directly with members of management and other employees, Company dealers and customers to better understand the Company’s operations and business and also through attending industry trade shows such as CONEXPO.

BOARD’S ROLE IN RISK OVERSIGHT

The Board has oversight for risk management with a focus on the most significant risks facing the Company, including strategic, operational, financial and legal compliance risks. The Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include an enterprise risk management program, regular internal management disclosure compliance committee meetings, a code of conduct that applies to all employees, executives and directors, quality standards and processes, an ethics and compliance program and comprehensive internal audit processes. The Board’s risk oversight role also includes the selection and oversight of the independent auditors. The Board implements its risk oversight function both as a Board and through delegation to Board committees, which meet regularly and report back to the Board. The Board has delegated the oversight of specific risks to Board committees that align with their functional responsibilities.

The Audit Committee (AC) assists the Board in overseeing the enterprise risk management program and evaluates and monitors risks related to the Company’s financial reporting requirements, system of internal controls, the internal audit program, the independent auditor, the compliance program, and the information security program. The AC assesses cybersecurity and information technology risks and the controls implemented to monitor and mitigate these risks. The Chief Information Officer attends all bimonthly AC meetings and provides cybersecurity updates to the AC and Board. The Compensation and Human Resources Committee (CHRC) monitors and assesses risks associated with the Company’s employment and compensation policies and practices. The Public Policy and Governance Committee (PPGC) oversees various governance matters and risks related to public policy and environmental, health and safety matters affecting the Company.

DIRECTOR NOMINATIONS AND EVALUATIONS

PROCESS FOR NOMINATING AND EVALUATING DIRECTORS

The PPGC solicits and receives recommendations for potential director candidates from shareholders, management, directors and other sources. In its assessment of each potential candidate, the PPGC considers each candidate’s professional experience, integrity, honesty, judgment, independence, accountability, willingness to express independent thought, understanding of the Company’s business and other factors that the PPGC determines are pertinent in light of the current needs of the Board. Candidates must have successful leadership experience and stature in their primary fields, with a background that demonstrates an understanding of business affairs as well as the complexities of a large, publicly-held company. In addition, candidates must have demonstrated an ability to think strategically and make decisions with a forward-looking focus and the ability to assimilate relevant information on a broad range of complex topics. In evaluating director candidates, the PPGC also considers key skills and experience related to the Company’s strategy for long-term profitable growth, which identifies services, expanded offerings and operational excellence as primary focus areas. Moreover, candidates must have the ability to devote the time necessary to meet a director’s responsibilities and serve on no more than four public company boards in addition to Caterpillar.

The Board values diversity of talents, skills, abilities and experiences and believes that Board diversity of all types enhances the performance of the Board and provides significant benefits to the Company. Accordingly, the PPGC takes into account the diversity of the Board in selecting new director candidates.

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DIRECTOR RECRUITMENT PROCESS

CANDIDATE RECOMMENDATIONS	PPGC	BOARD OF DIRECTORS	SHAREHOLDERS
from Shareholders, Management, Directors, and other sources	Discusses & Reviews Qualifications and Expertise Enterprise Strategy Board Needs Diversity Interviews Recommends Nominees	Discusses PPGC Recommendations Analyzes Independence Selects Nominees	Vote on Nominees at Annual Meeting

The following table summarizes certain key characteristics of the Company’s businesses and the associated qualifications, skills and experience that the PPGC believes should be represented on the Board.

BUSINESS CHARACTERISTICS	QUALIFICATIONS, SKILLS AND EXPERIENCE
■ The Company is a global manufacturer with products sold around the world.	■ Manufacturing or logistics operations experience ■ Broad international exposure
■ Technology and customer and product support services are important.	■ Technology experience ■ Customer and product support experience
■ The Company’s businesses undertake numerous transactions in many countries and in many currencies.	■ Diversity of race, ethnicity, gender, cultural background or professional experience ■ High level of financial literacy ■ Mergers and acquisitions experience
■ Demand for many of the Company’s products is tied to conditions in the global commodity, energy, construction and transportation markets.	■ Experience in the evaluation of global economic conditions ■ Knowledge of commodity, energy, construction or transportation markets
■ The Company’s businesses are impacted by regulatory requirements and policies of various governmental entities around the world.	■ Governmental and international trade experience
■ The Board’s responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.	■ Risk oversight/management expertise ■ Relevant executive and leadership experience ■ Cybersecurity experience

NOMINATIONS FROM SHAREHOLDERS

The PPGC considers unsolicited inquiries and director nominees recommended by shareholders in the same manner as nominees from all other sources. Recommendations should be sent to the Corporate Secretary 510 Lake Cook Road, Suite 100, Deerfield, IL 60015. Shareholders may nominate a director candidate to serve on the Board by following the procedures described in our bylaws. Deadlines for shareholder nominations for Caterpillar’s 2021 Annual Meeting of Shareholders are included in the “Shareholder Proposals and Director Nominations for the 2021 Annual Meeting” section on page 58.

The number of persons comprising the Caterpillar Board of Directors is currently established as 11. If any of the Board’s nominees should become unavailable to serve as a Director prior to the Annual Meeting, the size of the Board and number of Board nominees will be reduced accordingly.

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DIRECTOR CANDIDATE BIOGRAPHIES AND QUALIFICATIONS

Directors have been in their current positions for the past five years unless otherwise noted. Information is as of April 14, 2020. The Board has nominated the following individuals to stand for election for a one-year term expiring at the Annual Meeting of Shareholders in 2021.

KELLY A. AYOTTE Former U.S. Senator representing New Hampshire Age 51 Director since: 2017 INDEPENDENT	OTHER CURRENT DIRECTORSHIPS: ■ The Blackstone Group Inc. ■ Boston Properties, Inc. ■ News Corporation	CATERPILLAR BOARD COMMITTEE ■ Public Policy and Governance OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS: ■ Bloom Energy Corporation

Former Senator Ayotte provides the Board with leadership experience and in-depth knowledge in the areas of public policy, government and law from her experience as U.S. Senator, Attorney General, Deputy Attorney General, and Chief of the Homicide Prosecution Unit for New Hampshire. She offers valuable insights on important public policy issues from her service on the Senate Commerce, Science and Transportation Committee and financial experience from her service on the Senate Budget Committee. In addition to the directorships mentioned above, former Senator Ayotte currently serves on three nonprofit boards that focus on human rights and other global issues.

DAVID L. CALHOUN President and CEO of The Boeing Company (aircraft and defense) Age 62 Director since: 2011 INDEPENDENT Presiding Director	OTHER CURRENT DIRECTORSHIPS: ■ The Boeing Company	CATERPILLAR BOARD COMMITTEE ■ Public Policy and Governance, Chair OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS: ■ Gates Industrial Corporation plc ■ Nielsen Holdings plc

Mr. Calhoun has been President and CEO of The Boeing Company since 2020. Prior to leading Boeing, Calhoun served as senior managing director and head of portfolio operations at The Blackstone Group from 2014. Previously, he also served as executive chairman of the board for Nielsen Holdings from January 2014 to January 2016 and served as Nielsen CEO for seven years beginning in 2006. Mr. Calhoun began his career at The General Electric Company (GE), where he rose to vice chairman of the company and president and chief executive officer of GE Infrastructure, its largest business unit. During his 26 years at GE, he held a number of operating, finance and marketing roles, and led multiple business units, including GE Transportation and GE Aircraft Engines.He provides valuable insight and perspective to the Board on strategic and business matters, stemming from his extensive operational, executive and management experience with Blackstone and Nielsen and his previous roles at General Electric (GE). He provides valuable insight and perspective to the Board on strategic and business matters, stemming from his extensive operational, executive and management experience. The Board elected Mr. Calhoun as Presiding Director in 2018.

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DANIEL M. DICKINSON Managing Partner of HCI Equity Partners (private equity firm) Age 58 Director since: 2006 INDEPENDENT	OTHER CURRENT DIRECTORSHIPS: ■ None	CATERPILLAR BOARD COMMITTEE ■ Audit, Chair OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS: ■ None

Mr. Dickinson has served as Managing Partner of HCI Equity Partners since 2001. His experience in mergers and acquisitions, private equity business and investment banking provides important insights for evaluating investment opportunities. Mr. Dickinson’s significant financial experience, both in the U.S. and internationally, contributes to the Board’s understanding and ability to analyze complex issues. His experience as a former director of a large, publicly-traded multinational corporation enables him to provide meaningful input and guidance to the Board.

JUAN GALLARDO Chairman and Former CEO of Organización CULTIBA, S.A.B. de C.V. (beverage industry) Age 72 Director since: 1998 INDEPENDENT	OTHER CURRENT DIRECTORSHIPS: ■ Grupo Aeroportuario del Pacifico, S.A.B. de C.V. ■ Grupo Financiero Santander Mexico, S.A.B. de C.V. ■ Organización CULTIBA, S.A.B. de C.V.	CATERPILLAR BOARD COMMITTEE ■ Public Policy and Governance OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS: ■ LafargeHolcim Ltd.

Mr. Gallardo is Chairman of Organización CULTIBA, S.A.B. de C.V. where he retired as CEO in February 2016. Mr. Gallardo resides in Mexico, where Caterpillar has a presence. The Board believes Mr. Gallardo’s international business experience, particularly in Latin America, is important for the Company’s understanding of these markets. His extensive background and active engagement in trade-related issues also contributes to the Board’s expertise. In addition, his experience as a CEO and director of other large, publicly-traded multinational corporations enables him to provide meaningful input and guidance to the Board in many areas, including risk oversight and strategy.

WILLIAM A. OSBORN Former Chairman and CEO of Northern Trust Corporation and The Northern Trust Company (financial services) Age 72 Director since: 2000 INDEPENDENT	OTHER CURRENT DIRECTORSHIPS: ■ Abbott Laboratories ■ General Dynamics Corporation	CATERPILLAR BOARD COMMITTEE ■ Audit OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS: ■ None

Mr. Osborn retired as Chairman in 2009 and as CEO in 2008 of Northern Trust Corporation and The Northern Trust Company. He provides the Board with valuable financial expertise and experience. In addition, his experience as a CEO and director of other large, publicly-traded corporations enables him to provide meaningful input and guidance in many areas, including public company governance, corporate finance and risk oversight.

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DEBRA L. REED-KLAGES Former Chairman and CEO of Sempra Energy (energy infrastructure and utilities) Age 63 Director since: 2015 INDEPENDENT	OTHER CURRENT DIRECTORSHIPS: ■ Chevron Corporation ■ Lockheed Martin Corporation	CATERPILLAR BOARD COMMITTEE ■ Compensation and Human Resources OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS: ■ Halliburton Company ■ Oncor Electric Delivery Company LLC ■ Sempra Energy

Ms. Reed-Klages retired as Chairman of the Board and CEO of Sempra Energy in 2018, having served in these roles since 2012 and 2011, respectively. The power, oil and gas industries are key end-user markets for Caterpillar products and the Board believes Ms. Reed-Klages’ background provides valuable insights into trends in these industries. In addition, her experience as a CEO and director of other large, publicly-traded corporations enables her to provide meaningful input and guidance to the Board. Ms. Reed-Klages’ areas of expertise include commodity markets, sustainability and international operations.

EDWARD B. RUST, JR. Former Chairman and CEO of State Farm Mutual Automobile Insurance Company (insurance) Age 69 Director since: 2003 INDEPENDENT	OTHER CURRENT DIRECTORSHIPS: ■ Helmerich & Payne, Inc. ■ S&P Global Inc.	CATERPILLAR BOARD COMMITTEE ■ Audit OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS: ■ None

Mr. Rust retired as Chairman in 2016 and as CEO in 2015 of State Farm Mutual Automobile Insurance Company. His financial and business experience is valuable to the Board. His role as a past Chairman of the U.S. Chamber of Commerce, CEO of a major national corporation and experience as a director of other large, publicly-traded multinational corporations enables him to provide meaningful input and guidance to the Board, including with respect to public company governance and strategy. In addition, his extensive involvement in education improvement complements the Company’s culture of social responsibility.

SUSAN C. SCHWAB Professor at the University of Maryland School of Public Policy and Strategic Advisor for Mayer Brown LLP (global law firm) Age 65 Director since: 2009 INDEPENDENT	OTHER CURRENT DIRECTORSHIPS: ■ The Boeing Company ■ FedEx Corporation ■ Marriott International, Inc.	CATERPILLAR BOARD COMMITTEE ■ Public Policy and Governance OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS: ■ None

Ambassador Schwab has been Professor at the University of Maryland School of Public Policy since 2009 and Strategic Advisor for Mayer Brown LLP since 2010. She held various positions previously, including U.S. Trade Representative (member of the President’s Cabinet) and Assistant Secretary of Commerce. Ambassador Schwab brings extensive knowledge, insight and experience on international trade and commerce issues to the Board. Her educational experience and role as the U.S. Trade Representative provide important insights for the Company’s global business model and long-standing support of open trade. In addition, her experience as a director of other large, publicly-traded multinational corporations enables her to provide meaningful input and guidance to the Board, including on strategy and the evaluation of global economic conditions.

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D. JAMES UMPLEBY III Chairman and CEO of Caterpillar Inc. Age 62 Director since: 2017 MANAGEMENT	OTHER CURRENT DIRECTORSHIPS: ■ Chevron Corporation	CATERPILLAR BOARD COMMITTEE ■ None OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS: ■ None

Mr. Umpleby has been CEO of Caterpillar since January 1, 2017, and was elected Chairman of the Board in 2018. He served as a Group President of Caterpillar from 2013 to 2016 with responsibility for Caterpillar’s Energy & Transportation segment and served as a Caterpillar Vice President and President of Solar Turbines from 2010 to 2012. Mr. Umpleby developed a deep knowledge of the Company and its end markets by serving in a wide range of leadership roles. He has extensive international experience and has worked in manufacturing, engineering, marketing, sales and services. Mr. Umpleby’s strategic planning and execution skills, along with his extensive industry experience, enables him to provide effective leadership of the Company and the Board.

MILES D. WHITE Executive Chairman of the Board, Abbott Laboratories (medical devices and biotechnology) Age 65 Director since: 2011 INDEPENDENT	OTHER CURRENT DIRECTORSHIPS: ■ Abbott Laboratories ■ McDonald’s Corporation	CATERPILLAR BOARD COMMITTEE ■ Compensation and Human Resources, Chair OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS: ■ None

Mr. White serves as Executive Chairman of the Board of Abbott Laboratories. Mr. White, who joined Abbott in 1984, served as Abbott’s Chairman and CEO from 1999 to 2020. His experience leading a large, complex multinational company provides important insight to the Board. Mr. White’s skills include knowledge of cross-border operations, strategy and business development, risk assessment, finance, leadership development and succession planning, and corporate governance matters. In addition to his role with Abbott Laboratories, Mr. White’s experience as a director of other large, publicly-traded multinational corporations enables him to provide meaningful input and guidance to the Board.

RAYFORD WILKINS, JR. Former CEO of Diversified Businesses at AT&T Inc. (telecommunications) Age 68 Director since: 2017 INDEPENDENT	OTHER CURRENT DIRECTORSHIPS: ■ Morgan Stanley ■ Valero Energy Corporation	CATERPILLAR BOARD COMMITTEE ■ Compensation and Human Resources OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS: ■ None

Mr. Wilkins retired as CEO of Diversified Businesses at AT&T Inc. in 2012. His expertise and oversight experience in the information technology arena is valuable to the Board. In addition, Mr. Wilkins’ experience as a CEO and director of other large, publicly-traded corporations enables him to provide meaningful input and guidance to the Board, including with respect to corporate finance and customer and product support.

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DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation for our non-employee directors during the year ended December 31, 2019. Mr. Umpleby, who served as Chairman and CEO during 2019, did not receive separate compensation for his service on the Board.

Compensation for non-employee directors for 2019 was comprised of the following components:

Restricted Stock Units (1 Year Vesting)	$150,000
Cash Retainer	$150,000
Cash Stipends:
Presiding Director	$50,000	(1)
Audit Committee Chairman	$30,000	(2)
Compensation and Human Resources Committee Chairman	$25,000	(2)
Public Policy and Governance Committee Chairman	$20,000	(2)
(1) Cash stipend effective January 1, 2019 (2) Cash stipend effective April 10, 2019

Directors are required to own Caterpillar common stock equal to five times their annual cash retainer. Directors have a five-year period from the date of their election or appointment to meet the target ownership guidelines. All Directors are in compliance with these guidelines. In addition, under the Company’s Directors’ Deferred Compensation Plan, directors may defer 50 percent or more of their annual cash retainer and stipend into an interest-bearing account or an account representing phantom shares of Caterpillar stock, and effective for grants made on or after January 1, 2019, directors may defer 50 percent or more of any stock-based compensation (other than options and stock appreciation rights) upon vesting into an account representing phantom shares of Caterpillar stock. Directors that joined the Board prior to April 1, 2008, also are able to participate in a Charitable Award Program, under which a donation of up to $500,000 will be made by the Company in the director’s name to charitable organizations selected by the director and a donation of up to $500,000 also will be made by the Company in the director’s name to the Caterpillar Foundation. Directors derive no financial benefit from the Charitable Award Program.

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DIRECTOR COMPENSATION FOR 2019

Director	Fees Earned or Paid in Cash		Restricted Stock Units(2)	All Other Compensation(3)	Total
Kelly A. Ayotte	$150,000		$149,971	$—	$299,971
David L. Calhoun	$214,505	(1)	$149,971	$—	$364,476
Daniel M. Dickinson	$171,758	(1)	$149,971	$29,657	$351,386
Juan Gallardo	$150,000		$149,971	$14,725	$314,696
Dennis A. Muilenburg (4)	$150,000		$149,971	$—	$299,971
William A. Osborn	$156,992	(1)	$149,971	$19,725	$326,688
Debra L. Reed-Klages	$150,000		$149,971	$2,000	$301,971
Edward B. Rust, Jr.	$154,245	(1)	$149,971	$29,988	$334,204
Susan C. Schwab	$150,000		$149,971	$17,000	$316,971
Miles D. White	$173,750	(1)	$149,971	$8,000	$331,721
Rayford Wilkins, Jr.	$150,000		$149,971	$5,000	$304,971

(1)

Total fees earned or paid in 2019 include pro-rated Cash Stipends for directors who transitioned between committee chair positions over the course of the year.

(2)

As of December 31, 2019, the number of RSUs (including accrued dividend equivalent units) and Phantom Shares held by those serving as non-employee directors during 2019 was: Ms. Ayotte: 1,898 (which consists of 1,109 RSUs and 789 Phantom Shares); Mr. Calhoun: 16,598 (which consists of 1,109 RSUs and 15,489 Phantom Shares); Mr. Dickinson: 28,950 (which consists of 1,109 RSUs and 27,841 Phantom Shares); Mr. Gallardo: 36,127 (which consists of 1,109 RSUs and 35,018 Phantom Shares); Mr. Muilenburg: 1,109 (which consists of 1,109 RSUs); Mr. Osborn: 2,263 (which consists of 1,109 RSUs and 1,154 Phantom Shares); Ms. Reed-Klages: 8,212 (which consists of 1,109 RSUs and 7,103 Phantom Shares); Mr. Rust: 37,762 (which consists of 1,109 RSUs and 36,653 Phantom Shares); Ms. Schwab: 14,921 (which consists of 1,109 RSUs and 13,812 Phantom Shares); Mr. White: 11,867 (which consists of 1,109 RSUs and 10,758 Phantom Shares); and Mr. Wilkins: 1,109 (which consists of 1,109 RSUs). Mr. Calhoun, Mr. Gallardo, Ms. Reed-Klages, Ms. Schwab and Mr. White elected to defer 100 percent of their Cash Retainer and Cash Stipend (as applicable) into Phantom Shares of Caterpillar stock in the Directors’ Deferred Compensation Plan which are included in these Phantom Shares totals.

(3)

All Other Compensation represents amounts paid in connection with the Caterpillar Foundation’s Directors’ Charitable Award Program and the Caterpillar Political Action Committee Charitable Matching Program (CATPAC’s PACMATCH program) and administrative fees associated with the Director’s Charitable Award Program. All outside directors are eligible to participate in the Caterpillar Foundation Matching Gift Program, and eligible directors may participate in the CATPAC’s PACMATCH program annually. The Caterpillar Foundation will match contributions to eligible two-year or four-year colleges or universities, arts and cultural institutions, and public policy or environmental organizations, up to a maximum of $2,000 per eligible organization per calendar year. The amounts listed include the Charitable Foundation matching gifts as follows: Mr. Dickinson $4,000, Ms. Reed-Klages $2,000, Mr. Rust $14,000, Ms. Schwab $12,000 and Mr. White $8,000. As part of CATPAC’s PACMATCH program, Caterpillar Inc. will contribute to two charities on behalf of eligible members of the Board of Directors. The annual CATPAC’s PACMATCH match limit is $5,000. Mr. Osborn, Mr. Rust, Ms. Schwab and Mr. Wilkins had contributions matched. For directors eligible to participate in the Directors Charitable Award Program, the amounts listed represent the insurance premium and administrative fees as follows: Mr. Dickinson $25,657, Mr. Gallardo $14,725, Mr. Osborn $14,725 and Mr. Rust $10,988.

(4)

Mr. Muilenburg resigned from the Board effective January 26, 2020.

BOARD ELECTION AND LEADERSHIP STRUCTURE

Directors are elected at each annual meeting to serve for a one-year term. In uncontested elections, directors are elected by a majority of the votes cast for such directorship. If an incumbent director does not receive a greater number of “for” votes than “against” votes, such director must tender his or her resignation to the Board. In contested elections, directors are elected by a plurality vote.

The mandatory retirement age for directors is 74. Each director who will have reached the age of 74, on or before the date of the next shareholders’ meeting, shall not stand for re-election at that annual meeting of the shareholders without an express waiver by the Board.

Under Caterpillar’s bylaws, the directors annually elect a Chairman. The Board has no fixed policy on whether to have an executive or non-executive chairman and believes this determination should be made based on the best interests of the Company and its shareholders in light of the circumstances at the time. On the recommendation of the PPGC, the Board has elected D. James Umpleby III as its Chairman and David L. Calhoun as its Presiding Director.

In the role of Presiding Director, Mr. Calhoun provides strong independent oversight of management and serves as a liaison between the independent directors and the Chairman and CEO, as further described below. Mr. Calhoun also leads the Board’s annual evaluation of Mr. Umpleby, and the independent members of the Board set Mr. Umpleby’s compensation annually based on the recommendation of the Compensation and Human Resources Committee.

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DUTIES AND RESPONSIBILITIES OF PRESIDING DIRECTOR

■

Preside at all meetings of the Board at which the Chairman & CEO is not present, including executive sessions of the independent directors.

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Serve as a liaison between the Chairman & CEO and the independent directors.

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Approve the type of information sent to the Board.

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Provide input and approve meeting agendas for the Board.

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Approve meeting schedules, in consultation with the Chairman & CEO and the independent directors, to assure that there is sufficient time for discussion of all agenda items.

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Has the authority to call meetings of the independent directors.

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If requested by major shareholders, is available, when appropriate, for consultation and direct communication.

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Provide the Chairman & CEO with the results of his/her annual performance review in conjunction with the chairman of the Compensation and Human Resources Committee.

The Board believes it is important to maintain flexibility as to the Board’s leadership structure. The Board will continue to regularly review its leadership structure and exercise its discretion in adopting an appropriate and effective framework to assure effective governance and accountability, taking into consideration the needs of the Board and the Company.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF CONDUCT

Our Board has adopted Guidelines on Corporate Governance Issues (Corporate Governance Guidelines), which are available on our website at www.caterpillar.com/governance. The guidelines reflect the Board’s commitment to oversee the effectiveness of policy and decision-making both at the Board and management level, with a view to enhance shareholder value over the long term.

Caterpillar’s code of conduct is called Our Values in Action. Integrity, Excellence, Teamwork, Commitment and Sustainability are the core values identified in the code. Our Values in Action apply to all members of the Board and to management and employees worldwide. These values embody the high ethical standards that Caterpillar has upheld since its formation in 1925. Our Values in Action is available on our website at www.caterpillar.com/code.

BOARD EVALUATION PROCESS

The Board conducts an annual self-evaluation to determine whether the Board and its committees are functioning effectively. In 2019, the Chairman of the Public Policy and Governance Committee interviewed each Board member to solicit their feedback. The Public Policy and Governance Chairman then led a discussion during the Board’s executive session. Each of the committees of the Board followed a similar process and reported to the Board on the outcome of their self-evaluations. The self-evaluation provides the Board with actionable feedback to enhance its performance and effectiveness.

BOARD COMMITTEES

The Board has three standing committees: Audit, Compensation and Human Resources, and Public Policy and Governance. Each committee meets regularly throughout the year, reports its actions and recommendations to the Board, receives reports from management, annually evaluates its performance and has the authority to retain outside advisors at its discretion. The current primary responsibilities of each committee are summarized below and set forth in more detail in each committee’s written charter, which can be found on Caterpillar’s website at www.caterpillar.com/governance. All committee members are independent under Company, NYSE and SEC standards applicable to Board and committee service, and the Board has determined that each member of the Audit Committee is “financially literate” and an “audit committee financial expert” as defined under SEC rules.

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AUDIT COMMITTEE

Committee Members: Daniel M. Dickinson, Chairman William A. Osborn Edward B. Rust, Jr. Number of Meetings in 2019: 10	COMMITTEE ROLES AND RESPONSIBILITIES
■ Selects and oversees independent auditors, including annual evaluation of the lead audit partner.
■ Oversees our financial reporting activities, including our financial statements, annual report and accounting standards and principles.
■

Reviews with management the Company’s risk assessment and risk management framework.

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Approves audit and non-audit services provided by the independent auditors.

■

Reviews the organization, scope and effectiveness of the Company’s internal audit function, disclosures and internal controls.

■

Sets parameters for and monitors the Company’s hedging and derivatives practices.

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Provides oversight for the Company’s compliance program and Code of Conduct.

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Monitors any significant litigation, regulatory, and tax compliance matters.

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Oversees information technology systems and related security.

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Reviews with management cybersecurity risks and strategy to mitigate these risks.

COMPENSATION AND HUMAN RESOURCES COMMITTEE

Committee Members: Miles D. White, Chairman Debra L. Reed-Klages Rayford Wilkins, Jr. Number of Meetings in 2019: 6	COMMITTEE ROLES AND RESPONSIBILITIES
■ Recommends the CEO’s compensation to the Board and establishes the compensation of other executive officers.
■ Establishes, approves and oversees the Company’s equity compensation and employee benefit plans.
■

Reviews incentive compensation arrangements to ensure that incentive pay does not encourage unnecessary risk-taking, and reviews and discusses the relationship between risk management policies and practices, corporate strategy and executive compensation.

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Recommends to the Board the compensation of independent directors.

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Provides oversight of the Company’s diversity and immigration practices and employee relations.

■

Furnishes an annual Committee Report on executive compensation and approves the Compensation Discussion and Analysis section in the Company’s proxy statement.

PUBLIC POLICY AND GOVERNANCE COMMITTEE

Committee Members: David L. Calhoun, Chairman Kelly A. Ayotte Juan Gallardo Susan C. Schwab Number of Meetings in 2019: 6	COMMITTEE ROLES AND RESPONSIBILITIES
■ Makes recommendations to the Board regarding the size and composition of the Board and its committees, and the criteria to be used for the selection of candidates to serve on the Board.
■ Discusses and evaluates the qualifications of potential and incumbent directors and recommends the director candidates to be nominated for election at the Annual Meeting.
■

Leads the Board in its annual self-evaluation process.

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Oversees the Company’s senior executive succession planning.

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Oversees the Company’s environmental, health and safety activities and sustainability.

■

Oversees the Company’s corporate governance.

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Reviews/advises on matters of domestic and international public policy affecting the Company’s business, such as trade policy and international trade negotiations and major global legislative and regulatory developments.

■

Annually reviews the Company’s charitable contributions to the Caterpillar Foundation and political contributions and policies.

■

Oversees investor, customer, community and government relations.

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DIRECTOR INDEPENDENCE DETERMINATIONS

The Company’s Guidelines on Corporate Governance Issues establish that no more than two non-independent directors may serve on the Board at any point in time. A director is “independent” if he or she has no direct or indirect material relationship with the Company or with senior management of the Company and their respective affiliates. Annually, the Board makes an affirmative determination regarding the independence of each director based upon the recommendation of the PPGC and in accordance with the standards in the Company’s Guidelines on Corporate Governance Issues, which are available on our website at www.caterpillar.com/governance.

Applying these standards, the Board determined that each of the director nominees, and all other directors who served during 2019, met the independence standards except Mr. Umpleby, who is a current employee of the Company.

COMMUNICATION WITH THE BOARD

Shareholders, employees and all other interested parties may communicate with any of our directors individually, our Board as a group, our independent directors as a group or any Board committee as a group by email or regular mail:

BY EMAIL	BY MAIL
send an email to directors@cat.com	mail to Caterpillar Inc. c/o Corporate Secretary 510 Lake Cook Road, Suite 100 Deerfield, IL 60015

CONTACTING CATERPILLAR

While the Board oversees management, it does not participate in day-to-day management functions or business operations. If you wish to submit questions or comments relating to these matters, please use the Contact Us form on our website at www.caterpillar.com/contact, which will help direct your message to the appropriate area of our Company.

All communications regarding personal grievances, administrative matters, the conduct of the Company’s ordinary business operations, billing issues, product or service related inquiries, order requests and similar issues will be directed to the appropriate individual within the Company. The Chairman of the Board has instructed the Chief Legal Officer, General Counsel and Corporate Secretary to consult with him if she is unsure who should receive the communication.

INVESTOR OUTREACH

We conduct an annual governance review and shareholder outreach throughout the year to ensure management and the Board understand and consider the issues that matter most to our shareholders and reflect the insights and perspectives of our many stakeholders.

WHO PARTICIPATES IN THE INVESTOR OUTREACH PROGRAM?	IN WHAT TYPES OF ENGAGEMENT DOES THE COMPANY PARTICIPATE?
■ Board of Directors ■ Senior Management ■ Investor Relations ■ Corporate Secretary	■ Investor conferences ■ One-on-one meetings ■ Earnings calls ■ Investor and analyst calls

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POLITICAL CONTRIBUTIONS AND LOBBYING

The actions that governments take can impact the Company, our employees, customers and shareholders. It is important for government leaders to understand the impact of such actions. For this reason, the Company participates in the political process and advocates in a responsible and constructive manner on issues that advance the Company’s goals and protect shareholder value. To promote transparency and good corporate citizenship, the Company provides voluntary disclosure relating to its political contribution activities and its political action committee, its engagement in public policy issues and global issues of importance to the Company, including detailed information on the Company’s position with respect to such issues. This information is disclosed on our website at www.caterpillar.com/contributions and includes an itemized list of organizations and individuals that received political contributions from Caterpillar or the Caterpillar Political Action Committee. It also includes a summary of some of the public policy issues important to the Company that may cause us to engage in public advocacy. Caterpillar’s political and advocacy activities at the state, federal and international levels are managed by the Vice President, Global Government & Corporate Affairs, who coordinates and reviews with senior management the legislative and regulatory priorities that are significant to the Company’s business, as well as related advocacy activities. To ensure appropriate Board oversight of political activities, the Board’s Public Policy and Governance Committee reviews the Company’s policy on political activities and contributions and Caterpillar’s significant political activities, including corporate political contributions, political contribution activities of the Caterpillar Political Action Committee, trade association participation and Caterpillar’s legislative and regulatory priorities.

RELATED PARTY TRANSACTIONS

Caterpillar has a written policy governing the approval of transactions with the Company that are expected to exceed $120,000 in any calendar year in which any director, executive officer or their immediate family members will have a direct or indirect material interest. Under the policy, all such transactions must be approved in advance or ratified by the PPGC.

The director or officer must submit the details of the transaction to the Company’s Chief Legal Officer, General Counsel and Corporate Secretary, including whether the related person or his or her immediate family member has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of an entity involved in the transaction). The Chief Legal Officer, General Counsel and Corporate Secretary will then submit the matter to the PPGC for its consideration.

From time to time, related persons of Caterpillar may purchase products or services of the Company and its subsidiaries. In connection with these purchases, Caterpillar may provide marketing support directly or indirectly through independent dealers, consistent with sales under similar circumstances to unaffiliated third parties.

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AUDIT

PROPOSAL 2 – RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL SNAPSHOT

What am I voting on?

Shareholders are being asked to approve the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers (PwC) as the Company’s independent auditor for 2020.

Board Voting Recommendation:

 FOR the ratification of our independent registered public accounting firm.

The Audit Committee (AC) is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor. PwC has been Caterpillar’s independent auditor since 1925. Through its extensive experience with the Company, PwC has gained institutional knowledge and a deep understanding of the Company’s operations and business, accounting policies and practices and internal control over financial reporting. The AC believes that the retention of PwC to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders. If the appointment of PwC is not approved by the shareholders, the AC will consider whether it is appropriate to select another independent auditor.

Representatives of PwC will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so.

AUDIT FEES AND APPROVAL PROCESS

The AC pre-approves all audit and non-audit services to be performed by the independent auditors in compliance with the Sarbanes-Oxley Act and the Securities and Exchange Commission (SEC) rules regarding auditor independence. The policies and procedures are detailed as to the particular service and do not delegate the AC’s responsibility to management. The policies and procedures address any service provided by the independent auditors and any audit or audit-related services to be provided by any other audit service provider. The pre-approval process includes an annual and interim component.

Annually, not later than February of each year, management and the independent auditors jointly submit a service matrix of the types of audit and non-audit services that management may wish to have the independent auditor perform for the current year. The service matrix categorizes the types of services by audit, audit-related, tax and all other services. Management and the independent auditors jointly submit an annual pre-approval limits request. The request lists aggregate pre-approval limits by service category. The request also lists known or anticipated services and associated fees. The AC approves or rejects the pre-approval limits and each of the listed services on the service matrix.

During the course of the year, the AC chairman has the authority to pre-approve requests for services that were not approved in the annual pre-approval process. However, all services, regardless of fee amounts, are subject to restrictions on the services allowable under the Sarbanes-Oxley Act and SEC rules regarding auditor independence. In addition, all fees are subject to ongoing monitoring by the AC.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

Fees for professional services provided by our independent auditor included the following (in millions):

	2019	2018
Audit Fees(1)	$35.5	33.6
Audit-Related Fees(2)	0.6	1.6
Tax Compliance Fees(3)	0.1	0.5
Tax Planning And Consulting Fees(4)	0.1	0.1
All Other Fees(5)	0.1	0.2
TOTAL	$36.4	$36.0
(1)

“Audit Fees” principally includes audit and review of financial statements (including internal control over financial reporting), statutory and subsidiary audits, SEC registration statements, comfort letters and consents.

(2)

“Audit-Related Fees” principally includes attestation services requested by management, accounting consultations, pre- or post-implementation reviews of processes or systems and audits of employee benefit plan financial statements. Total fees paid directly by the benefit plans, and not by the Company, were $0.6 million in each of 2019 and 2018 and are not included in the amounts shown above.

(3)

“Tax Compliance Fees” includes, among other things, statutory tax return preparation and review and advice on the impact of changes in local tax laws.

(4)

“Tax Planning and Consulting Fees” includes, among other things, tax planning and advice and assistance with respect to transfer pricing issues.

(5)

“All Other Fees” consists principally of license-based services for statutory audit monitoring and accounting and reporting literature research.

ANONYMOUS REPORTING OF ACCOUNTING AND OTHER CONCERNS

The AC has established a means for the anonymous and other reporting (where permitted by law) of (i) suspected or actual violations of the code of conduct, our enterprise policies or applicable laws, including those related to accounting practices, internal controls or auditing matters and procedures; (ii) theft or fraud of any amount; (iii) insider trading; (iv) issues with respect to the performance and execution of contracts; (v) conflicts of interest; (vi) violations of securities and antitrust laws; (vii) violations of prohibited harassment policy; and (viii) violations of any applicable anti-bribery law.

Any employee, supplier, customer, shareholder or other interested party can submit a report via the following methods:

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Direct Telephone: 309-494-4393 (English only)

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Call Collect Helpline: 770-582-5275 (language translation available)

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Confidential Fax: 309-494-4818

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Email: BusinessPractices@cat.com

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Internet: www.caterpillar.com/obp

AUDIT COMMITTEE REPORT

The AC operates under a written charter adopted by the Board of Directors, and each of its members meets the independence and financial literacy standards contained in the NYSE Listed Company rules, SEC rules and Caterpillar’s Guidelines on Corporate Governance Issues. The Board has determined that each member of the AC qualifies as an audit committee financial expert under SEC rules and has accounting or related financial management expertise.

Management is responsible for the Company’s internal controls and the financial reporting process. PwC, acting as independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (PCAOB).

The AC has discussed with the Company’s independent auditor the overall scope and execution of the independent audit and has reviewed and discussed the audited financial statements with management. The AC also discussed with the independent auditors other matters required by PCAOB auditing standards.

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The independent auditors provided to the AC the written communications required by applicable standards of the PCAOB regarding the independent accountant’s communications with the AC concerning independence, and the AC discussed the independent auditors’ independence with management and the auditors. The AC also considered whether the provision of other non-audit services by the Company’s independent auditors to the Company is compatible with maintaining independence.

The AC concluded that the independent auditors’ independence had not been impaired.

Based on the reviews and discussion referred to above, the AC recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

By the members of the Audit Committee:

Daniel M. Dickinson, Chairman

William A. Osborn

Edward B. Rust, Jr.

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COMPENSATION

PROPOSAL 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL SNAPSHOT

What am I voting on?

Shareholders are being asked to approve, on an advisory basis, the compensation of named executive officers as disclosed in this proxy statement.

Board Voting Recommendation:

 FOR approval of executive compensation.

On an annual basis, and in compliance with Section 14A of the Securities Exchange Act of 1934, shareholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the compensation of Caterpillar’s named executive officers as described under ‘Compensation Discussion and Analysis,’ the compensation tables and the narrative discussion associated with the compensation tables in Caterpillar’s proxy statement for its 2020 Annual Meeting of Shareholders is hereby APPROVED.”

This vote is advisory and therefore not binding on Caterpillar, the Compensation and Human Resources Committee (CHRC) or the Board. The Board and the CHRC value the opinion of Caterpillar’s shareholders, and to the extent there is any significant vote against Caterpillar’s named executive officer compensation, the Board will consider the reasons for such a vote, and the CHRC will evaluate whether any actions are necessary to address those concerns.

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COMPENSATION DISCUSSION & ANALYSIS

EXECUTIVE SUMMARY

GOVERNANCE AND PAY FOR PERFORMANCE PHILOSOPHY

The Compensation and Human Resources Committee (CHRC) believes the executive compensation program at Caterpillar should be structured to align the interests of executives and shareholders. Their interest lies in rewarding value creation at all stages of the business cycle and providing an increasing percentage of performance-based compensation at higher levels of executive responsibility. This performance-based compensation should be both market competitive and internally equitable.

Changes made over the years to further align pay with performance have received favorable feedback from our shareholders and support for our 2019 “say on pay” vote of 95 percent reflects this positive response.

In 2019, we continued our shareholder outreach on environmental, social, governance and compensation topics, reaching out to the holders of approximately 40 percent of our outstanding shares, to discuss various matters including governance, executive compensation, sustainability and operational performance. In these meetings, our shareholders generally expressed a continued positive view with respect to our executive compensation program.

SAY ON PAY SUPPORT
95%	94%	96%
2019	2018	2017

After considering feedback received from our shareholders through our outreach efforts and the 2019 “say on pay” results, the CHRC determined that the Company’s executive compensation philosophy, compensation objectives and compensation elements continued to be appropriate and made only modest changes to the executive compensation program.

The CHRC conducts an ongoing review of the Company’s executive compensation program to evaluate whether the program supports the Company’s compensation philosophy and objectives and to monitor the program’s alignment with its strategic business objectives. In connection with this ongoing review, and based on feedback received through our shareholder outreach, the CHRC continues to implement and maintain what it believes are best practices for executive compensation and governance. Below is a summary of those practices:

WHAT WE DO	WHAT WE DON’T DO
Robust stock ownership requirements	No individual change-in-control agreements
Robust annual benchmarking process	No tax gross-ups on change-in-control benefits
Rigorous CHRC oversight of incentive metrics, goals and pay/performance relationship	No backdating, repricing or granting of option awards retroactively
Clawback Policy
Limited executive perquisites
Strict anti-hedging and anti-pledging policies
Independent compensation consultant

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COMPENSATION PROGRAM STRUCTURE

We are committed to developing and implementing an executive compensation program that directly aligns the interests of our Named Executive Officers (NEOs) with the long-term interests of shareholders. To that end, the objectives of the Company’s executive compensation program are to attract, motivate and retain talented executive officers who will improve the company’s performance and provide long-term strategic leadership. The majority of targeted total compensation for our NEOs is equity-based, vests over multiple years and is tied directly to long-term value creation for shareholders. NEO compensation is composed of three primary components:

BASE SALARY	ANNUAL INCENTIVE PLAN (AIP)	LONG-TERM INCENTIVE
Competitive pay to attract and retain talented executives	An opportunity to earn an annual cash award based on the Company’s financial performance and strategic business objectives	A mix of performance-based restricted stock units (PRSUs) and stock options to align management’s interests with long-term shareholders’ interests

Approximately 90 percent of our CEO’s 2019 total targeted compensation was variable and/or at-risk compensation, including 50 percent of long-term incentives in the form of PRSUs.

2019 CEO COMPENSATION ELEMENTS

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BUSINESS PERFORMANCE AND RESULTS

Caterpillar delivered strong operational performance and achieved our best safety performance on record in 2019. We remained disciplined and focused on control of our structural costs, achieving an Enterprise Operating Profit Margin* of 15.4% on $53.8 billion of sales and revenues for the year. We generated strong operating cash flow and as a result, were able to return $6.2 billion to shareholders, including $4.0 billion in share repurchases. We also raised the dividend by 20% in 2019 and paid dividends of $2.1 billion, maintaining our status as a Dividend Aristocrat. We achieved our 2019 Investor Day Targets for operating margin and returned substantially all Machinery, Energy & Transportation (ME&T) free cash flow to shareholders.

Our key financial and business results for 2019 included the following:

PROFITABLE GROWTH

Enterprise Operating Profit* ($ in billions)
2018
$8.7
2019
$8.3
5%
from 2018
Enterprise Operating Profit Margin*
2018
15.9%
2019
15.4%
0.5pts
from 2018
Adjusted Profit Per Share*
2018
$11.22
2019
$11.06
1%
from 2018

SALES AND REVENUES

($ in billions)
2015
$47.0
2016
$38.5
2017
$45.5
2018
$54.7
2019
$53.8
2%
from 2018

* **Enterprise Operating Profit is used in determining performance under our Annual Incentive Plan.** Enterprise Operating Profit, Enterprise Operating Profit Margin and Adjusted Profit Per Share are non-GAAP measures and reconciliations to the most directly comparable GAAP measure are included on page 60.

STRONG BALANCE SHEET AND CASH FLOW

- Enterprise Operating Cash Flow of **$6.9 billion**
- Year-end enterprise cash balance **$8.3 billion**

TOTAL SHAREHOLDER RETURN (TSR)

$200
$175
$150
$125
$100
$75
$50
2014
2015
2016
2017
2018
2019
Caterpillar
S&P 500 Industrials Index
S&P 500 Index
S&P 500 Machinery Index

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IMPORTANT INFORMATION REGARDING FISCAL 2020 COMPENSATION FOR NAMED EXECUTIVE OFFICERS

Due to the potential impact of the COVID-19 pandemic on Caterpillar’s business, management recommended that all Named Executive Officers not receive a 2020 base salary increase or an Annual Incentive Plan payment for 2020 fiscal year results. The CHRC and Board of Directors took the actions necessary to implement these recommendations by management.

PAY OUTCOMES DEMONSTRATE ALIGNMENT WITH COMPANY PERFORMANCE

Consistent with the CHRC’s pay-for-performance philosophy, these business results were reflected in the resulting pay decisions made for our CEO and the other NEOs in 2019. Compensation outcomes for 2019 included the following items:

BASE SALARY	■ Named Executive Officers (other than the CEO) received an average base salary adjustment of 4.1 percent.
ANNUAL INCENTIVE	■ Annual incentive awards for 2019 paid out, on average, at 85 percent of target.
LONG-TERM INCENTIVE
■

Based on the Company’s 1-, 3- and 5-year relative Total Shareholder Return (TSR) at the end of 2018, the 2019 equity grant to the CEO was set at 50th percentile of the compensation peer group and at or below the 50th percentile for the other NEOs.

CEO COMPENSATION

In 2019, the CHRC recommended and the Board approved a 6.7% increase to Mr. Umpleby’s base salary in recognition of his performance and to further align his target compensation with the peer group median. Similarly, the Board approved a ten percent adjustment to his annual incentive for 2019. This adjustment recognized Mr. Umpleby’s demonstrated leadership in advancing the enterprise services growth strategy and for leading operational excellence improvements resulting in more durable profitability — notably, delivering greater operating margins as a percent of sales — a key driver of long-term shareholder value and the foundation of higher market multiples. The annual incentive was paid at 83% of target. Mr. Umpleby’s 2019 Long-Term Incentive grant was set at the 50th percentile of the Company’s peer group reflecting the Company’s overall TSR results and performance achievements.

*

Target Value Includes: Salary of $1,600,000; annual incentive of $2,800,000; and LTI grant of $10,900,000. Total Target Value: $15,300,000.

**

Actual Value Includes: Salary of $1,575,000 (due to proration); annual incentive of $2,336,000; and LTI grant of $10,900,000. Total Actual Value: $14,811,000.

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COMPENSATION DISCUSSION & ANALYSIS

THE COMPENSATION PROCESS

THE COMPENSATION AND HUMAN RESOURCES COMMITTEE (CHRC)

The CHRC is responsible for the executive compensation program design and decision-making process for NEO compensation. Regular reviews are conducted of the Company’s executive compensation practices, including the methodologies for setting NEO total compensation, the goals of the program and the underlying compensation philosophy. Recommendations and market data are provided by the independent compensation consultant to make decisions, as appropriate, regarding NEO compensation based on the assessment of performance and achievement of Company goals. The CHRC also exercises its judgment as to what is in the best interests of the Company and its shareholders.

COMPENSATION CONSIDERATIONS

The CHRC, with the support of management and its independent compensation consultant, considers many aspects of the Company’s financial and operational performance and other factors when making executive compensation decisions including, but not limited to:

■

Long-term shareholder value creation

■

The cyclical nature of the business

■

Performance relative to financial guidance provided throughout the year

■

Enterprise and Business Unit operational performance

■

Performance relative to peers and competitors

■

Historic absolute and relative performance

■

Key areas management can influence over the short- and long-term

■

Development and retention of top talent

■

Skills, experience and tenure of executive incumbents

INDEPENDENT COMPENSATION CONSULTANT

The CHRC retained Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant during 2019. Meridian provides executive and director compensation consulting services, including advice regarding the design and implementation of compensation programs, market information, regulatory updates and analyses and trends on executive compensation and benefits. Interactions between Meridian and management are generally limited to discussions on behalf of the CHRC or as required to fulfill requests at its direction. During 2019, Meridian did not provide any other services to the Company. Based on these factors, the CHRC’s evaluation of Meridian’s independence pursuant to the requirements approved and adopted by the SEC and NYSE, and information provided by Meridian, the CHRC determined that the work performed by Meridian did not raise any conflicts of interest.

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BENCHMARKING COMPENSATION TO PEERS

2019 COMPENSATION PEER GROUP

The CHRC regularly assesses the market competitiveness of the Company’s executive compensation programs based on peer group data. The 2019 Compensation Peer Group was established based on the following criteria:

■

Total sales and revenues and market capitalization of the peer companies relative to Caterpillar;

■

Competitors and industry segment;

■

Companies considered potential sources for top talent;

■

Global presence with a significant portion of revenues coming from non-U.S. operations; and

■

Geographic footprint.

2019 Compensation Peer Group*
3M Company	Ford Motor Company
Archer-Daniels-Midland Company	General Electric Company
The Boeing Company	Halliburton Company
Cisco Systems, Inc.	Honeywell International Inc.
Cummins Inc.	Intel Corporation
Deere & Company	Johnson Controls, Inc.
Emerson Electric Co.	PACCAR Inc.
FedEx Corporation	United Technologies Corporation
Fluor Corporation

*The CHRC removed Dow DuPont from the benchmarking peer group because of its split into three separate public companies in 2019. Otherwise, the 2019 Compensation Peer Group remained unchanged from the prior year.

BENCHMARKING METHODOLOGY

To account for differences in the size of the compensation peer group companies, market data is statistically adjusted allowing for a comparison of the compensation levels to similarly-sized companies. Market data provided by the independent consultant is sourced from the Aon Total Compensation Measurement Database, and size-adjusted to Caterpillar’s three-year average revenues using regression analysis. Each element of our NEOs’ compensation is then targeted to the median of the peer group and adjusted above or below based on performance. To the extent an NEO’s total actual compensation exceeds the peer group median, it is due to outstanding performance, critical skills and notable experience. If an NEO’s compensation is below the median, it is generally due to underperformance against relevant metrics or reflective of an individual who is newer in his or her role.

2019 COMPETITOR PEER GROUP

For 2019, the CHRC also assessed the Company’s business performance against a group of competitors that it deems to compete directly with the Company. Although the Company’s peer group described above is an appropriate benchmark for executive compensation at other similarly sized companies, the peer group data does not always provide useful comparisons to other companies that might be experiencing similar business conditions. To that end, and consistent with the Company’s pay-for-performance philosophy, the Company’s business performance is compared to its competitors by establishing a “Competitor Peer Group.”

The CHRC uses the Competitor Peer Group (along with the Compensation Peer Group and S&P 500 Industrials) to assess relative performance using TSR when awarding long-term incentive awards but is not used to benchmark base pay levels. The 2019 Competitor Peer Group, which was the same as in 2018, was established based on the following criteria:

■

Compete in the same markets as the Company;

■

Offer similar products and services as the Company; or

■

Serve the same, or similar, industries and end users as the Company.

2019 Competitor Peer Group
Cummins Inc.	Komatsu Ltd.
Deere & Company	Sany Heavy Industry Co., Ltd.
Hitachi Construction Machinery Co., Ltd.	Volvo AB

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CEO PERFORMANCE EVALUATION AND COMPENSATION

The Board, excluding the CEO, all of whom are independent directors, annually conducts the CEO’s performance evaluation. Prior to the Board’s evaluation of the CEO’s performance and its approval of CEO compensation, the CHRC makes a preliminary compensation recommendation to the Board based on its initial evaluation and performance review of the CEO. The Board then makes its final determination for CEO compensation.

EXECUTIVE COMPENSATION AND RISK MANAGEMENT

Each year, the CHRC assesses the Company’s risk profile relative to the executive compensation program and confirms that its compensation programs and policies do not create or encourage excessive risks that are reasonably likely to have a material adverse impact on the Company. Also, the CHRC has concluded that the total compensation structure for senior leadership does not inappropriately emphasize short-term stock price performance at the expense of longer-term value creation. In particular, long-term incentive awards, as a significant portion of total compensation, and target ownership guidelines which NEOs are required to maintain pre- and post-retirement are structured to align management’s compensation with principles of risk management by maintaining a focus on the long-term performance of the Company.

TARGET OWNERSHIP GUIDELINES

The target ownership guidelines for the CEO is six times base salary and three times base salary for each of the other NEOs. NEOs have a five-year period from their first grant date after appointment to meet the target ownership guidelines. All NEOs are in compliance with these guidelines.

COMPONENTS OF EXECUTIVE COMPENSATION

NEOs receive a mix of fixed and variable compensation with a focus on long-term and performance-based components:

BASE SALARY

Base salary is the only fixed component of NEO compensation. The CHRC targets base salaries at the size-adjusted median level of the peer group. Each NEO’s base salary is determined by the individual’s level of responsibility and historic performance with reference to the market median. Base salary increases, if any, are based on achievement of individual and Company objectives, contributions to Caterpillar’s performance and culture, leadership accomplishments and a comparison to those in comparable positions at peer companies.

In 2019, Mr. Umpleby’s salary was increased from $1.5 million to $1.6 million in recognition of his performance and to further align his target compensation with the peer group median.

In 2019, Mr. Bonfield’s salary was increased from $800,000 to $832,000 to align with the peer group median. Salary adjustments were made effective April 1, 2019, for all NEOs and were set at or below the peer group median.

NEO BASE SALARY

Name	2019
Umpleby	$1,600,000
Bonfield	$832,000
Ainsworth	$740,100
De Lange	$767,400
Johnson	$820,500

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ANNUAL INCENTIVE

2019 ANNUAL INCENTIVE PLAN DESIGN

The Company’s Annual Incentive Plan (AIP) is designed to provide each NEO with the opportunity to earn an annual cash payout based on the short-term performance of the Company and each NEO’s respective businesses. The AIP places a significant percentage of each NEO’s annual cash compensation at risk and aligns the interests of executives and shareholders.

Beginning in 2016, the CHRC modified the AIP design to more closely align pay outcomes with business performance by annually comparing the Company’s forecasted Enterprise Operating Profit to the prior year’s actual Enterprise Operating Profit. The comparison is conducted to determine whether the current year will be an “up year” (improved performance) or “down year” (weaker performance) versus the prior year’s actual Enterprise Operating Profit results. Beginning in 2019, the AIP design also included a Strategic Objectives Modifier which allows the CHRC to adjust the AIP payment by +/-20% based on the NEO’s contributions to strategic business objectives. All NEOs participated in AIP, and Mr. Ainsworth also participated in the Short-Term Incentive Plan (STIP) for the portion of the year prior to his appointment to Group President.

2019 ANNUAL INCENTIVE PLAN DESIGN

Step 1: Determine “Up/Down Year”

Step 2: AIP Calculation

2019 ANNUAL INCENTIVE PERFORMANCE MEASURES AND RESULTS

In addition to Enterprise Operating Profit performance, a portion of each NEO’s annual incentive was based on Operating Profit After Capital Charge (OPACC) and Services Revenues, all of which were subject to the same design above. Consistent with this design process, after reviewing the Company’s 2019 business plan, the CHRC determined that 2019 would be an “up year,” as Enterprise Operating Profit was forecasted to be above 2018. As a result, there were no adjustments to the target annual incentive opportunity for NEOs. For the annual incentive, at its February 2019 meeting, the CHRC approved the performance measures described below and the strategic objectives to be used for determining actual payouts.

The largest portion of financial measures (ranging from 66 percent to 70 percent) of each NEO’s 2019 annual incentive opportunity was based on Enterprise Operating Profit and the OPACC for their respective businesses, where applicable. The remaining portion of each NEO’s annual incentive award opportunity was determined by the Services Revenues metric for the enterprise or their respective businesses. Consistent with the Operating & Execution model, Services Revenues align the Company’s emphasis on the services growth strategy with variable incentive opportunity.

When establishing the performance targets for 2019, the CHRC reviewed the Company’s business plan, historical performance, management recommendations and feedback

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provided by the independent compensation consultant. Targets were set for each of the performance measures at levels that were designed to be reasonably achievable with strong management performance. Maximum performance levels were designed to be difficult to achieve in light of historical performance and the Company’s business forecast at the time the measures were approved. The business forecast includes consideration of market, economic and geopolitical factors. The performance measures were also weighted according to the Company’s business priorities and the responsibilities of each NEO. The CHRC identified certain objectives to further focus management’s efforts on company’s services growth strategy. These objectives, as well as the performance measures and weightings, were communicated to the NEOs at the beginning of the performance period.

The charts below and on the following page summarize the performance measures, weightings and results that the CHRC reviewed and approved for the 2019 annual incentive for each NEO.

DESCRIPTION OF PERFORMANCE MEASURES

PERFORMANCE MEASURE	DEFINITION	RATIONALE
ENTERPRISE OPERATING PROFIT	Enterprise Operating Profit measures the overall profitability of all of Caterpillar’s operations (including ME&T and Financial Products) before taxes, interest and other non-operating items.

The CHRC approved Enterprise Operating Profit as a performance measure to incentivize management to enhance the overall profitability of the Company. The CHRC believes that Enterprise Operating Profit is an important corporate metric for shareholders to be able to assess the financial health of the Company.

ENTERPRISE OPERATING PROFIT AFTER CAPITAL CHARGE (OPACC)

Enterprise Operating Profit After Capital Charge (OPACC) measures how productively and efficiently Caterpillar is utilizing assets to generate shareholder value. For AIP purposes, Enterprise OPACC is calculated as ME&T operating profit less the capital charge.

For Enterprise OPACC, the capital charge equals average quarterly ME&T net assets multiplied by a pre-tax capital charge rate of 13 percent.

OPACC is designed to measure how productively and efficiently the Company’s assets are being utilized by examining the relationship between the value of the Company’s assets and the operating profit that those assets generate. An increase in OPACC means that the Company’s management is utilizing assets more efficiently to generate shareholder value, which the CHRC views as key to Caterpillar’s long-term success.

SEGMENT OPERATING PROFIT AFTER CAPITAL CHARGE (OPACC)

For each segment, OPACC is calculated as segment profit less the capital charge. In 2019, the capital charge was calculated as the average monthly net accountable assets multiplied by a pre-tax capital charge rate of 13 percent.

OPACC is designed to measure how productively and efficiently the Company’s assets are being utilized by examining the relationship between the value of the Company’s assets and the operating profit that those assets generate. An increase in OPACC means that the Company’s management is utilizing assets more efficiently to generate shareholder value, which the CHRC views as key to Caterpillar’s long-term success.

SERVICES REVENUES

Services Revenues measure service-related revenues across Caterpillar including, but not limited to, revenues from aftermarket parts, financing and services provided by direct businesses. Due to the competitively sensitive nature of this measure, the threshold, target and result levels have all been indexed and reported as such.

The CHRC approved Services Revenues as an important measure intended to further strengthen profitability realized by growth in aftermarket parts and services.

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2019 ANNUAL INCENTIVE PERFORMANCE MEASURES AND RESULTS

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2019 INCENTIVE PAYMENTS

In early 2020, the results for each performance measure noted above were converted into a performance factor, which was then multiplied by the respective weightings to determine the performance factor for each NEO. Then, the CHRC assessed the individual contributions of each NEO to the Strategic Objectives — the high-priority initiatives critical to deliver the enterprise strategy for long-term profitable growth — to determine the final factor and actual payments.

The following are the calculated 2019 cash incentive payments made to the NEOs:

	Target Opportunity		Salary(1)		Final Factor(2)		Payment(3)
Umpleby	175%	X	$1,575,342	X	0.85	=	$2,336,000
Bonfield	115%	X	$824,110	X	0.77	=	$730,000
Ainsworth	115%	X	$736,043	X	0.88	=	$744,000
De Lange	115%	X	$761,877	X	0.94	=	$820,000
Johnson	115%	X	$809,034	X	0.90	=	$840,000

(1)   All payments were calculated using a daily weighted average salary

(2)   The final factor represents the calculated financial performance results adjusted by the Strategic Objectives Modifier; the Strategic Objectives Modifier applied to Mr. Umpleby was 10% and ranged from 0% to 15% for the other NEOs

(3)   Payments were rounded up to the nearest thousand; may not recalculate exactly due to rounding

LONG-TERM INCENTIVE

2019 DESIGN AND SIZING OF GRANT

In 2019, the CHRC granted one-half of each NEO’s total long-term incentive (LTI) value in Performance-based Restricted Stock Units (PRSUs) and one-half in non-qualified stock options (stock options). The stock options vest equally in one-third increments beginning on the first anniversary of the grant date and expire after ten years from grant. Beginning with the 2018 equity grant, to align with market practice, Dividend Equivalent Units (DEUs) accrue on unvested PRSUs, but are settled only if the vesting requirements are met. The DEUs will settle in additional shares, rounded to the nearest whole unit.

For the 2019 grant, the CHRC selected Return on Equity (ROE) as the PRSU performance measure as it aligns management with shareholders’ interests by measuring and rewarding profitability relative to shareholders’ investment in the business. The use of the ROE metric and the determination of the performance hurdle for each performance cycle are calibrated with historical performance of the compensation and competitor peer groups (as well as S&P 500 Industrials more broadly) and are intended to reward for the achievement of sustained, long-term returns throughout the cycles in the Company’s business. The CHRC believes that a strong focus on ROE reinforces effective capital management along with the need to deliver returns above the cost of capital even in a highly cyclical and often challenging macro-economic operating environment, thus aligning leadership priorities with long-term shareholder interests. The Company’s ROE performance is annually reviewed including any one-time, non-operational or other special items that might impact the ROE result. Although certain items may significantly impact the Company’s reported financial results, they are not always indicative of the underlying operational performance of the Company or its management. To that end, in its evaluation of the Company’s ROE results, the CHRC uses its discretion to make adjustments to ROE to align compensation outcomes with the operating performance of the Company.

The CHRC’s process for sizing and awarding LTI grant values for NEOs is as follows:

1	Benchmark the median LTI value for the Company’s compensation peer group
2

Review and consider financial results: 1-, 3- and 5-year TSR (vs. the S&P 500 Industrials, Compensation Peer Group and Competitor Peer Group); operational performance; market conditions; and strategy execution

3	Adjust award values to reflect individual performance including consistency of performance against goals, leadership contributions, time in role and other relevant factors

In February 2019, the CHRC reviewed the Company’s 1-, 3- and 5-year relative TSR and financial performance at the end of 2018. As TSR captures volatility in share price which may not fully reflect the Company’s underlying performance, other factors such as strategy execution and consistency of performance against goals are considered when determining LTI awards. Therefore, the LTI award for the CEO was at 50th percentile of the benchmarked LTI values of the Company’s compensation peer group and at or below 50th percentile for the other NEOs.

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RELATIVE TSR PERFORMANCE (PERCENTILE RANKING VS. PEERS)

Performance Period	Compensation Peer Group	Competitor Peer Group	S&P 500 Industrials
1-Year	44th	83rd	37th
3-Year	89th	83rd	92nd
5-Year	72nd	83rd	52nd
Grant Sizing	50th Percentile

2017 – 2019 PERFORMANCE RESTRICTED STOCK UNITS (PRSUs)

For the 2017 – 2019 performance period, adjustments were made to the ROE to account for certain restructuring costs, the effect of an accounting principle change impacting the accounting for pension and other post-employment benefits and the impact of the 2017 tax reform legislation in the U.S. Gains from divestitures were excluded as well as deferred tax valuation allowance adjustments. In each case, the CHRC determined that these adjustments were an appropriate use of its discretion and in the best interests of the Company and its shareholders.

For the 2017 grant, the PRSUs cliff vested based on a three-year average adjusted ROE result of 40.9 percent, which exceeded the goal of 13 percent. The chart below describes the Company’s ROE performance and results for the 2017 – 2019 performance period:

2017-2019 PRSUs

OTHER COMPENSATION, BENEFITS AND CONSIDERATIONS

POST-TERMINATION AND CHANGE IN CONTROL BENEFITS

Except for customary provisions in employee benefit plans and as required by applicable law, the NEOs do not have any pre-existing executive severance packages or contracts; however, the CHRC will consider the particular facts and circumstances of an NEO’s separation to determine whether payment of any severance or other benefit to such NEO is appropriate. Change in control benefits are provided under the Company’s long-term and annual incentive plans and represent customary provisions for these types of plans and have no direct correlation with other compensation decisions. There is no cash severance or other benefits for a termination related to change in control beyond what is provided under the long-term and annual incentive plans.

The Company’s change in control provisions are subject to a “double trigger” and, when both a change in control and involuntary termination of employment without cause occur, provide accelerated vesting and target payouts under the incentive plans, as described further below.

In the event of a qualifying termination of employment following a change in control, target payouts are provided under the incentive plans.

■

All unvested stock options, stock appreciation rights, performance-based restricted stock units and restricted stock units vest immediately.

■

Stock options and stock appreciation rights remain exercisable over the normal life of the grant.

■

The annual incentive plan allows for the target award opportunity, prorated based on the individual’s time of employment from the beginning of the performance period through the later of: (1) the change in control or (2) termination of employment.

Additional information is disclosed in the “Potential Payments Upon Termination or Change in Control” section of this proxy statement.

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RETIREMENT AND OTHER BENEFITS

In addition to the annual and long-term components of compensation, NEOs participate in health and welfare benefit plans generally available to employees to provide competitive benefits.

The defined contribution and defined benefit retirement plans available to the NEOs are also available to many U.S. Caterpillar management and salaried employees. Under the defined benefit pension plans, the benefit is calculated based on years of service and final average monthly earnings. All NEOs participate in one or more of the U.S. retirement plans described in the following table:

Plan Type	Title	Description
RETIREMENT INCOME PLAN (RIP)

Defined benefit pension plan under which benefit amounts are calculated based on years of service and final average monthly earnings and offer annuity payments. On December 31, 2014, the Solar Turbines Incorporated Retirement Plan merged with and into RIP and is now a supplement to RIP as of January 1, 2015. As a result, all references herein to “Solar RP” shall refer to benefits accrued under the Solar Turbines Incorporated Retirement Plan supplement to RIP. Solar RP and RIP were closed to new entrants effective January 1, 2011. Benefits were frozen for most participants; however, a group of “Sunset” participants accrued benefits until the earlier of their separation from service or December 31, 2019. Sunset participants were hired prior to January 1, 2003, and were age 40 or more as of December 31, 2010. Mr. Umpleby earned benefits under RIP through December 31, 2019.

SOLAR MANAGERIAL RETIREMENT OBJECTIVE PLAN (MRO)

Non-qualified defined benefit pension plan that works in tandem with the Solar RP supplement to RIP. MRO pays an additional benefit that would otherwise have been paid under Solar RP if cash incentive awards were taken into account under Solar RP. MRO also provides additional pension benefits if the Solar RP benefit is limited due to certain compensation and annual benefit limits imposed on RIP by the tax code. Mr. Umpleby earned benefits under MRO through December 31, 2019.

CATERPILLAR 401(k) PLANS

U.S.-based NEOs who continued to earn benefits in a pension plan were eligible to participate in a Caterpillar 401(k) plan under which the Company matched 50 percent of the first six percent of the NEO’s eligible pay contributed to the 401(k). All other U.S.-based NEOs participate in a Caterpillar 401(k) plan under which the Company matches 100 percent of the first six percent of eligible pay contributed by the participant, and the Company makes an annual non-elective contribution equal to three percent, four percent or five percent of eligible pay based on the employee’s age and years of service with the Company.

SUPPLEMENTAL DEFERRED COMPENSATION PLAN (SDCP)

All U.S.-based NEOs who participate in a Caterpillar 401(k) plan are eligible to participate in SDCP, which provides the opportunity to make deferrals of base salary in excess of the limits imposed on the 401(k) plans by the Internal Revenue Code and to elect deferrals from the AIP and STIP. Under the terms of SDCP, participants are eligible to earn matching contributions and annual non-elective contributions based on formulas applicable to them in the Caterpillar 401(k) plans.

SUPPLEMENTAL (SEIP) AND DEFERRED (DEIP) EMPLOYEES’ INVESTMENT PLAN

All U.S.-based NEOs hired prior to March 25, 2007 were previously eligible to participate in SEIP and DEIP. These plans were closed in March 2007. Compensation deferred into SEIP and DEIP prior to January 1, 2005 remains in these plans.

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LIMITED PERQUISITES

The Company provides NEOs a limited number of perquisites that the CHRC believes are reasonable and consistent with the overall compensation program and those commonly provided in the marketplace. These perquisites are intended to provide for the security and safety of our executives as well as to allow additional time to devote to Caterpillar business. Perquisites include executive physicals, financial planning, home and personal security and limited use of company aircraft and ground transportation. The costs associated with these perquisites are included in the “2019 All Other Compensation Table.”

CLAWBACK POLICY

Under the Company’s compensation clawback policy, the Board may require reimbursement of any bonus or incentive compensation awarded to an officer or cancel unvested restricted or deferred stock awards previously granted to the officer if all the following apply:

■

The amount of the bonus, incentive compensation or stock award was calculated based on the achievement of certain financial results that were subsequently the subject of a restatement.

■

The officer engaged in intentional misconduct that caused or partially caused the need for the restatement.

■

The amount of the bonus, incentive compensation or stock award that would have been awarded to the officer had the financial results been properly reported would have been lower than the amount actually awarded.

NO HEDGING OR PLEDGING

The Company’s insider trading policy prohibits directors, officers and employees from engaging in hedging transactions, holding Company securities in a margin account or otherwise pledging Company securities.

TAX IMPLICATIONS: DEDUCTIBILITY OF NEO COMPENSATION

Under Section 162(m) of the Internal Revenue Code, generally NEO compensation over $1 million for any year is not deductible for United States income tax purposes. Historically, there was an exemption from this $1 million deduction limit for compensation payments that qualified as “performance-based” under applicable IRS regulations. With the enactment of the 2017 Tax Cuts and Jobs Act, the performance-based compensation exemption was eliminated under Section 162(m) of the Internal Revenue Code, except with respect to certain grandfathered arrangements. The CHRC believes that it must maintain flexibility in its approach to executive compensation in order to structure a program that it considers to be the most effective in attracting, motivating and retaining the Company’s key executives, and therefore, the deductibility of compensation is one of several factors considered when making executive compensation decisions.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

The Compensation and Human Resources Committee (CHRC) has reviewed and discussed the Compensation Discussion & Analysis (CD&A) included in this proxy statement with management and is satisfied that the CD&A fairly and completely represents the philosophy, intent and actions of the CHRC with regard to executive compensation. Based on such review and discussion, we recommend to the Board that the CD&A be included in this proxy statement and the Company’s Annual Report on Form 10-K for filing with the SEC.

By the members of the Compensation and Human Resources Committee:

Miles D. White (Chairman)

Debra L. Reed-Klages

Rayford Wilkins, Jr.

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2019 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total Compensation	Total Without Change in Pension Value(6)
D. James Umpleby III Chairman & CEO	2019	$1,575,000	$—	$5,450,022	$6,704,943	$2,336,000	$18,161,210	$291,954	$34,519,129	$16,357,919
	2018	$1,425,000	$—	$6,499,973	$8,448,354	$4,742,000	$5,891,465	$282,721	$27,289,513	$21,398,048
	2017	$1,200,000	$1,070,000	$3,288,528	$5,361,394	$2,430,000	$—	$685,287	$14,035,209	$14,035,209
Andrew R. J. Bonfield CFO	2019	$824,000	$—	$1,799,934	$2,214,477	$730,000	$—	$479,732	$6,048,143	$6,048,143
	2018	$266,667	$800,000	$4,450,025	$993,465	$585,000	$—	$86,030	$7,181,187	$7,181,187
Denise C. Johnson Group President	2019	$808,875	$—	$1,799,934	$2,214,477	$840,000	$—	$243,684	$5,906,970	$5,906,970
	2018	$763,002	$—	$2,000,073	$2,599,472	$1,677,000	$—	$157,034	$7,196,581	$7,196,581
William P. Ainsworth Group President	2019	$754,250	$—	$1,799,934	$2,214,477	$744,000	$—	$30,499	$5,543,160	$5,543,160
Bob De Lange Group President	2019	$761,800	$—	$1,600,018	$1,968,433	$820,000	$—	$281,928	$5,432,179	$5,432,179
	2018	$725,001	$—	$2,149,984	$2,794,444	$1,180,000	$—	$453,190	$7,302,619	$7,302,619
	2017	$664,221	$—	$1,224,639	$1,996,648	$1,381,917	$—	$2,455,278	$7,722,703	$7,722,703
(1)

The amounts reported in this column represent PRSUs granted in 2019 under the Caterpillar Inc. 2014 Long-Term Incentive Plan (LTIP) and are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, assuming the highest level of performance is achieved for the PRSUs, which at the time of grant reflected the probable level of achievement. Assumptions made in the calculation of these amounts are included in Note 3 “Stock-based compensation” to the Company’s consolidated financial statements for the fiscal year ended December 31, 2019, included in the Company’s Form 10-K filed with the SEC on February 19, 2020.

(2)

The amounts reported in this column represent non-qualified stock options granted under the LTIP that are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are included in Note 3 “Stock-based compensation” to the Company’s consolidated financial statements for the fiscal year ended December 31, 2019, included in the Company’s Form 10-K filed with the SEC on February 19, 2020.

(3)

The amounts in this column reflect the AIP payments for 2019 for all NEOs except Mr. Ainsworth whose incentive plan compensation consisted of both AIP and STIP.

(4)

Because no “preferred” or “above market” earnings on compensation deferred into SDCP, SEIP, and/or DEIP are received, the amount shown represents only the change between the actuarial present value of each NEO’s total accumulated pension benefit between December 31, 2018 and December 31, 2019. The amount reported for Mr. Umpleby assumes the pension benefit is payable at his earliest unreduced retirement age. Upon his initial hire with Solar Turbines Inc, a wholly owned subsidiary of Caterpillar, on July 7, 1980, Mr. Umpleby became eligible to participate in the Solar Turbines Inc. Retirement Plan and the Solar Turbines Incorporated Managerial Retirement Objective Plan (Solar MRO). The Solar Turbines Inc. Retirement Plan was merged into the Retirement Income Plan (RIP) as of January 1, 2015; however, all benefit and eligibility provisions of the plan remain unchanged in the merger as described in Supplement O (Solar RP) to RIP. Mr. Umpleby’s change in pension value was primarily due to an increase in his annual pensionable earnings (which include base and annual cash incentive pay) resulting from an additional year of compensation as CEO. The pension benefit is based on the average of the highest consecutive 36 months of pensionable earnings in the 10-year period prior to the determination date of December 31, 2019, the same date on which the Solar RP and Solar MRO were frozen for all participating employees, including Mr. Umpleby. During Mr. Umpleby’s tenure as CEO, there have been no changes made to the plans’ benefit formula provisions (other than to freeze benefit accruals) and Mr. Umpleby’s benefit is determined in the same manner as any similarly situated management employee with a similar service and compensation history.

(5)

All Other Compensation detail for 2019 is shown in a separate table appearing on the next page.

(6)

To demonstrate how year-over-year changes in pension value impact total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column are calculated by subtracting the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column, from the amounts reported in the Total Compensation column. The amounts reported in this column differ from, and are not a substitute for, the amounts reported in the Total Compensation column.

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2019 ALL OTHER COMPENSATION TABLE

Name	Company Contributions 401(k)	Company Contributions SDCP	Corporate Aircraft/ Transportation(1)	Personal Security(2)	Other(3)	Total All Other Compensation
D. James Umpleby III	$7,500	$181,110	$62,494	$23,355	$17,495	$291,954
Andrew R. J. Bonfield	$14,333	$41,440	$2,235	$4,764	$416,960	$479,732
Denise C. Johnson	$27,441	$191,242	$6,780	$726	$17,495	$243,684
William P. Ainsworth	$25,454	$—	$3,007	$—	$2,038	$30,499
Bob De Lange	$45,343	$177,430	$2,986	$1,426	$54,743	$281,928
(1)

Values in this column, except as below, include the value of personal aircraft usage based on Caterpillar’s incremental cost per flight hour, including the weighted average variable operating cost of fuel, oil, aircraft maintenance, landing and parking fees, related ground transportation, catering and other smaller variable costs. Mr. Umpleby and the Company have a time-sharing lease agreement, pursuant to which certain costs associated with personal flights are reimbursed by Mr. Umpleby to the Company in accordance with the agreement. A car allowance for Mr. Ainsworth (which ceased upon his appointment to Group President) of $2,769 and the cost of executive transportation provided to Mr. Umpleby of $2,435, Mr. Bonfield of $2,235, Ms. Johnson of $6,780 and Mr. De Lange of $2,770 are included in the totals.

(2)

Amounts reported for personal security represent the cost provided by outside security providers for installation, monitoring and maintenance of home security and smart home services and for reputation and identity theft protection. The incremental cost associated with the security services is determined based upon the amounts paid to these outside service providers.

(3)

Values in this column, except as below, include the cost for executive physicals and financial planning services. The incremental cost associated with these services is determined based upon the amounts paid to the approved service providers. The amount reported for Mr. Bonfield also includes relocation expenses of $412,965. Mr. De Lange was previously an International Service Employee (ISE). The amount reported includes payments made in 2019 related to Mr. De Lange’s previous ISE service including Company paid taxes of $36,056 and tax preparation fees of $2,693.

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GRANTS OF PLAN-BASED AWARDS IN 2019

Name			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)	All Other Option Awards: Number of Securities Underlying Options(3) (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(4)
	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Target (#)
D. James Umpleby III	3/4/2019		—	—	—	39,393	—	$—	$5,450,022
	3/4/2019		—	—	—	—	163,615	$138.35	$6,704,943
	AIP	(5)	$1,378,425	$2,756,849	$5,513,698	—	—	$—	$—
Andrew R. J. Bonfield	3/4/2019		—	—	—	13,010	—	$—	$1,799,934
	3/4/2019		—	—	—	—	54,038	$138.35	$2,214,477

	AIP	(5)	$473,863	$947,726	$1,895,452	—	—	$—	$—
Denise C. Johnson	3/4/2019		—	—	—	13,010	—	$—	$1,799,934
	3/4/2019		—	—	—	—	54,038	$138.35	$2,214,477
	AIP	(5)	$465,195	$930,389	$1,860,778	—	—	$—	$—
William P. Ainsworth	3/4/2019		—	—	—	13,010	—	$—	$1,799,934
	3/4/2019		—	—	—	—	54,038	$138.35	$2,214,477
	AIP/STIP	(5)	$414,556	$829,112	$1,658,224	—	—	$—	$—
Bob De Lange	3/4/2019		—	—	—	11,565	—	$—	$1,600,018
	3/4/2019		—	—	—	—	48,034	$138.35	$1,968,433
	AIP	(5)	$438,080	$876,159	$1,752,318	—	—	$—	$—
(1)

The amounts reported represent estimated potential awards under the 2019 AIP for all NEOs other than Mr. Ainsworth who also participated in the 2019 STIP for the portion of the year prior to his appointment to Group President.

(2)

The amounts reported in this column represent estimated potential awards under the LTIP. PRSUs were granted on March 4, 2019 under the LTIP for the 2019-2021 performance period. PRSUs vest at the end of a three-year performance period subject to the Company’s achievement of an average ROE performance hurdle during that period. There is no threshold or maximum payout opportunity with respect to these PRSUs.

(3)

Amounts reported represent stock options granted under the LTIP. The exercise price for all stock options granted to the NEOs is the closing price of Caterpillar stock on the grant date. All stock options granted to the NEOs will vest in one-third increments on March 4, 2020, March 4, 2021 and March 4, 2022.

(4)

The amounts shown do not reflect realized compensation by the NEO. As reported in this column, the value of PRSUs granted in 2019 under the LTIP are based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, assuming the highest level of performance is achieved for the PRSUs, which at the time of the grant reflected the probable level of achievement.

(5)

The 2019 AIP and STIP estimates shown are based upon each executive’s base salary for 2019. The actual payout was based on the achievement of corporate and business unit performance metrics and the Strategic Objectives Modifier. Please refer to page 36 of the CD&A for a detailed explanation of the various performance metrics. Payments under AIP are limited by a plan cap set at $15 million. The cash payouts for the 2019 plan year are included in the column “Non-equity Incentive Plan Compensation” of the “2019 Summary Compensation Table.”

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OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR END

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised SARs/Options			SAR / Option Exercise Price	SAR / Option Expiration Date(1)	Number of Shares or Units of Stock that have not Vested(2)	Market Value of Shares or Units of Stock that have not Vested(3)	Equity Incentive Plan Awards:
	Grant Date	Exercisable	Unexercisable					Number of Unearned Shares, Units or other Rights that have not Vested(4)	Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested(5)
D. James Umpleby III	03/05/2012	21,416	—	$110.09	03/05/2022	—	$—	—		$—
	03/04/2013	79,976	—	$89.75	03/04/2023	—	$—	—		$—
	03/03/2014	85,606	—	$96.31	03/03/2024	—	$—	—		$—
	03/02/2015	172,621	—	$83.00	03/02/2025	—	$—	—		$—
	03/07/2016	114,049	—	$74.77	03/07/2026	—	$—	—		$—
	03/06/2017	—	—	$—	—	—	$—	37,895	(6)	$5,596,334
	03/06/2017	142,914	71,456	$95.66	03/06/2027	—	$—	—		$—
	03/05/2018	—	—	$—	—	—	$—	45,050	(7)	$6,652,984
	03/05/2018	60,982	121,962	$151.12	03/05/2028	—	$—	—		$—
	03/04/2019	—	—	$—	—	—	$—	40,304	(7)	$5,952,095
	03/04/2019	—	163,615	$138.35	03/04/2029	—	$—	—		$—
Andrew R. J. Bonfield	09/07/2018	—	—	$—	—	13,567	$2,003,575	—		$—
	09/07/2018	—	—	$—	—	—	$—	5,500	(7)	$812,240
	09/07/2018	7,693	15,384	$141.32	03/05/2028	—	$—	—		$—
	03/04/2019	—	—	$—	—	—	$—	13,311	(7)	$1,965,768
	03/04/2019	—	54,038	$138.35	03/04/2029	—	$—	—		$—
Denise C. Johnson	03/06/2017	—	—	$—	—	—	$—	18,294	(6)	$2,701,658
	03/06/2017	—	34,496	$95.66	03/06/2027	—	$—	—		$—
	03/05/2018	—	—	$—	—	—	$—	13,862	(7)	$2,047,140
	03/05/2018	18,764	37,526	$151.12	03/05/2028	—	$—	—		$—
	03/04/2019	—	—	$—	—	—	$—	13,311	(7)	$1,965,768
	03/04/2019	—	54,038	$138.35	03/04/2029	—	$—	—		$—
William P. Ainsworth	03/02/2015	15,199	—	$83.00	03/02/2025	—	$—	—		$—
	05/01/2015	—	—	$—	—	125	$18,460	—		$—
	03/07/2016	30,694	—	$74.77	03/07/2026	—	$—	—		$—
	03/06/2017	—	—	$—	—	—	$—	12,283	(6)	$1,813,953
	03/06/2017	46,324	23,162	$95.66	03/06/2027	—	$—	—		$—
	03/05/2018	—	—	$—	—	—	$—	8,317	(7)	$1,228,255
	03/05/2018	11,258	22,516	$151.12	03/05/2028	—	$—	—		$—
	03/04/2019	—	—	$—	—	—	$—	13,311	(7)	$1,965,768
	03/04/2019	—	54,038	$138.35	03/04/2029	—	$—	—		$—

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Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised SARs/Options			SAR / Option Exercise Price	SAR / Option Expiration Date(1)	Number of Shares or Units of Stock that have not Vested(2)	Market Value of Shares or Units of Stock that have not Vested(3)	Equity Incentive Plan Awards:
	Grant Date	Exercisable	Unexercisable					Number of Unearned Shares, Units or other Rights that have not Vested(4)	Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested(5)
Bob De Lange	03/04/2013	3,994	—	$89.75	03/04/2023	—	$—	—		$—
	03/03/2014	5,795	—	$96.31	03/03/2024	—	$—	—		$—
	03/02/2015	31,888	—	$83.00	03/02/2025	—	$—	—		$—
	03/07/2016	46,870	—	$74.77	03/07/2026	—	$—	—		$—
	03/06/2017	—	—	$—	—	—	$—	14,112	(6)	$2,084,060
	03/06/2017	53,223	26,611	$95.66	03/06/2027	—	$—	—		$—
	03/05/2018	—	—	$—	—	—	$—	14,901	(7)	$2,200,580
	03/05/2018	20,171	40,341	$151.12	03/05/2028	—	$—	—		$—
	03/04/2019	—	—	$—	—	—	$—	11,832	(7)	$1,747,350
	03/04/2019	—	48,034	$138.35	03/04/2029	—	$—	—		$—
(1)

Stock options granted in 2017, 2018 and 2019 are exercisable in one-third increments on each of the first through third year anniversaries of the date of grant for all NEOs except Mr. Bonfield. Mr. Bonfield’s 2018 option grant vests in one-third increments on March 5, 2019, March 5, 2020 and March 5, 2021, the same date as the other NEOs. Stock options expire ten years from the grant date for an active employee, except Mr. Bonfield’s 2018 options expire March 5, 2028, the same date as other NEOs.

(2)

The amounts shown include the portion of any prior RSU grants that were not vested as of December 31, 2019. The 2018 RSU grant to Mr. Bonfield provides for dividend equivalent units (DEUs) to accrue on unvested RSUs when a dividend is paid by the company. The amounts shown include any applicable DEUs as of December 31, 2019 (rounded to the nearest whole unit).

(3)

Market value is based on the number of RSUs, including, when applicable, DEUs that have not vested (rounded to the nearest whole unit), multiplied by $147.68, the closing price of Caterpillar’s common stock on December 31, 2019.

(4)

The amounts shown include the portion of any prior PRSU grants that were not vested as of December 31, 2019. The 2018 and 2019 PRSU grants provide for DEUs to accrue on unvested PRSUs when a dividend is paid by the Company. The amount shown includes any applicable DEUs accrued as of December 31, 2019 (rounded to the nearest whole unit).

(5)

Market value is based on the number of PRSUs, including, when applicable, DEUs that have not vested (rounded to the nearest whole unit) multiplied by $147.68, the closing price of Caterpillar’s common stock on December 31, 2019.

(6)

This amount represents the PRSUs that vested based on the achievement of an average ROE performance hurdle over the three-year performance cycle. The Company achieved the ROE performance hurdle and, accordingly, the PRSUs were released February 12, 2020.

(7)

This amount represents the PRSUs that are scheduled to vest following the end of the performance period in 2020 and 2021, respectively, based on the Company’s achievement of an average ROE performance hurdle over the three-year performance period. The number of PRSUs reported in this table assumes the aggregate ROE performance hurdle is achieved for the three-year performance period.

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2019 OPTION EXERCISES AND STOCK VESTED

Name	Option Awards(1)		Stock Awards(2)
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
D. James Umpleby III	29,477	$1,554,655	18,029	$2,375,862
Andrew R. J. Bonfield	—	$—	13,091	$1,687,849
Denise C. Johnson	83,770	$4,230,647	7,292	$962,929
William P. Ainsworth	—	$—	7,468	$985,009
Bob De Lange	8,468	$434,072	7,409	$976,358
(1)

Upon exercise, option holders may surrender shares to satisfy income tax withholding requirements. The amounts shown are gross amounts.

(2)

Upon vesting of the RSUs or PRSUs, shares are surrendered to satisfy income tax withholding requirements. The amounts shown are gross amounts.

2019 PENSION BENEFITS

Name	Plan Name(1)	Number of Years of Credited Service(2)	Present Value of Accumulated Benefit(3,4)	Payments During Last Fiscal Year
D. James Umpleby III	RIP	25	$2,445,955	$—
	Solar MRO	25	$39,167,527	$—
Andrew R. J. Bonfield	—	—	$—	$—
Denise C. Johnson	—	—	$—	$—
William P. Ainsworth	—	—	$—	$—
Bob De Lange	—	—	$—	$—
(1)

Mr. Umpleby participates in the Solar RP and Solar MRO as described in footnote 4 to the Summary Compensation Table. The Solar RP is a noncontributory U.S. qualified defined benefit pension plan and the Solar MRO is a U.S. non-qualified pension plan. Mr. Umpleby entered Solar RP upon his initial hire with Solar Turbines Inc. on July 7, 1980.

(2)

Upon his initial hire with Solar Turbines Inc, a wholly owned subsidiary of Caterpillar, on July 7, 1980, Mr. Umpleby became eligible to participate in the Solar Turbines Inc. Retirement Plan and the Solar Turbines Incorporated Managerial Retirement Objective Plan (Solar MRO). Mr. Umpleby has more than 39 years of service with the Company and meets the early retirement eligibility requirement of age 55 with at least ten years of service. Early retirement benefits paid under Solar RP and Solar MRO have a three percent reduction per year under age 62. The Solar RP was merged into RIP as of January 1, 2015; however, all benefit and eligibility provisions of Solar RP remain unchanged. The total benefit formula for the Solar RP is 60 percent of final average salary (which includes base pay) prorated for years of service less than 25 minus 65 percent of the monthly Social Security benefit. Final average salary is the average base salary for the highest consecutive 36-month period during the 120-month period prior to retirement. The Solar MRO provides a benefit under the same benefit formula but includes base salary and annual cash incentive pay. Amounts payable under both Solar RP and Solar MRO are based upon a maximum of 25 years of service. The employee’s annual retirement income benefit under the Solar RP is restricted by the Internal Revenue Code limitations and the excess benefits are paid from the Solar MRO. The Solar MRO is not funded. Mr. Bonfield, Mr. Ainsworth, Ms. Johnson and Mr. De Lange do not participate in a pension plan.

(3)

The present value of accumulated benefits payable is determined assuming commencement on Mr. Umpleby’s earliest unreduced retirement date using a discount rate of 3.15% and the RP-2014 White Collar separate annuitant and non-annuitant mortality table with a load factor of 92.9% adjusted backward to 2006 with MP-2014 and projected forward using Scale MP-2019 with a convergence at 2035 and 75% of long-term convergence rates (0.75% for ages up to and including 85). Mr. Umpleby satisfies the plans’ criteria, attainment of age 55 with at least 10 years of service, for unreduced early retirement benefits payable beginning at age 62.

(4)

Mr. Umpleby’s change in pension value was primarily due to an increase in his annual pensionable earnings resulting from an additional year of compensation as CEO. The pension benefit is based on the average of the highest consecutive 36 months in the 10-year period prior to the determination date of December 31, 2019, the same date on which the Solar RP and Solar MRO were frozen for all employees, including Mr. Umpleby. Pensionable earnings include base salary and annual cash incentive pay. During Mr. Umpleby’s tenure as CEO, there have been no changes made to the plans’ benefit formula provisions (other than to freeze benefit accruals) and Mr. Umpleby’s benefit is determined in the same manner as any similarly situated management employee with a similar service and compensation history.

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2019 NONQUALIFIED DEFERRED COMPENSATION

The “2019 Nonqualified Deferred Compensation” table describes unfunded, non-qualified deferred compensation plans that permit the deferral of salary, bonus and short-term cash performance awards by NEOs. These plans also provide for matching and/or annual non-elective contributions by the Company. NEOs are eligible to receive the amount in their deferred compensation accounts following termination under any termination scenario unless the NEO elected to further defer the payment as permitted by the plans.

Name	Plan Name(1)	Executive Contributions in 2019(2)	Registrant Contributions in 2019(2)	Aggregate Earnings in 2019(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/19(4)
D. James Umpleby III	SDCP	$362,220	$181,110	$1,052,741	$—	$5,203,650
	SEIP	$—	$—	$9,155	$—	$45,901
	DEIP	$—	$—	$903,257	$—	$4,130,940
Andrew R. J. Bonfield	SDCP	$41,440	$41,440	$4,898	$—	$87,778
Denise C. Johnson	SDCP	$580,453	$191,242	$383,878	$—	$2,606,136
William P. Ainsworth	SDCP	$—	$—	$—	$—	$—
Bob De Lange	SDCP	$99,708	$177,430	$66,711	$—	$513,643
(1)

The Supplemental Deferred Compensation Plan (SDCP) is a non-qualified deferred compensation plan adopted in March 2007 with a retroactive effective date of January 1, 2005, which effectively replaced the Supplemental Employees’ Investment Plan (SEIP) and Deferred Employees’ Investment Plan (DEIP).

(2)

SDCP allows eligible U.S. employees, including all NEOs, to voluntarily defer a portion of their base salary and annual incentive pay into the plan and receive a Company matching contribution. Amounts deferred by executives in 2019 are included in the “2019 Summary Compensation Table.” Matching and/or annual non-elective contributions in non-qualified deferred compensation plans made by Caterpillar in 2019 are also included in the “2019 All Other Compensation Table” under the Company Contributions SDCP column. SDCP participants may elect a lump sum payment or an installment distribution payable for up to 15 years after separation.

(3)

Aggregate earnings comprise interest, dividends, capital gains and appreciation/depreciation of investment results. The investment choices available to the participant mirror those of the Company’s 401(k) plans.

(4)

Amounts in this column include the following amounts reported in the “Summary Compensation Table” for the years 2017–2019 as follows: Mr. Umpleby $1,065,309, Mr. Bonfield $82,880, Ms. Johnson $1,382,725 and Mr. De Lange $441,733.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Except for customary provisions in employee compensation plans and as required by law, there are no pre-existing severance or change in control agreements with the NEOs.

The following is a summary of the compensation that would become payable under the existing compensation plans if an NEO’s employment had terminated on December 31, 2019 in each of the following scenarios:

■

Voluntary Separation, including retirement that does not qualify as Long-Service Separation

■

Long-Service Separation (separation after age 55 with five or more years of Company service)

■

Termination for Cause

■

Termination without Cause or for Good Reason within one year following a change in control (termination following CIC)

EQUITY AWARDS
Voluntary Separation	■ Stock Options and SARs: Vested awards are exercisable until the earlier of the expiration date or 60 days from the separation date; unvested awards are forfeited
■ PRSUs and RSUs: Unvested awards are forfeited
Long-Service Separation	■ Stock Options and SARs granted prior to 2016: Vest and are exercisable until the earlier of the expiration date or 60 months from the separation date
■ Stock Options granted in 2016: Vest and become immediately exercisable for the remaining term of the award
■ Stock Options granted in 2017 and after: Vest over the normal vesting schedule and become exercisable for the remaining term of the award
■ RSUs granted in 2015: Accelerated vesting
■ RSUs granted in 2017 and after: Vest over their normal vesting schedule
■

PRSUs granted in 2017 and 2018: Remain outstanding and vest on a prorated basis if and to the extent performance goal is achieved; proration is based on the number of months employed during the performance cycle

■ PRSUs granted in 2019 and after: Remain outstanding and vest if and to the extent performance goal is achieved
Termination for Cause	■ Stock Options and SARs: Vested but unexercised awards and unvested awards are forfeited
■ PRSUs and RSUs: Unvested awards are forfeited
Termination following CIC	■ Stock Options: Vest and become immediately exercisable for remaining term of the award
■ PRSUs and RSUs: Accelerated vesting of outstanding awards
ANNUAL INCENTIVE AWARDS
Voluntary Separation	■ Payment is forfeited
Long-Service Separation	■ Payment for a pro-rated service period based on actual results
Termination for Cause	■ Payment is forfeited
Termination following CIC	■ Payment for a pro-rated service period assuming achievement of target opportunity (not applicable to Short-Term Incentive Plan)

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

TERMS AND POTENTIAL PAYMENTS – CHANGE IN CONTROL

The following tabular information quantifies certain payments that would become payable under existing plans and arrangements if the NEO’s employment had terminated on December 31, 2019. The information is provided relative to the NEO’s compensation and service levels as of the date specified. If applicable, they are based on the Company’s closing stock price on December 31, 2019.

Name	Termination Scenario(1)	Equity Awards		Annual Incentive(4)	Retention/Retirement Payment	Total
		Stock Options/ SARs(2)	PRSUs/RSUs(3)
D. James Umpleby III	Voluntary Separation	$5,243,669	$15,983,665	$2,336,000	$—	$23,563,334
	Termination for Cause	$—	$—	$—	$—	$—
	Termination following CIC	$5,243,669	$18,201,308	$2,756,849	$—	$26,201,826
Andrew R. J. Bonfield	Voluntary Separation	$—	$—	$730,000	$—	$730,000
	Termination for Cause	$—	$—	$—	$—	$—
	Termination following CIC	$602,017	$4,781,488	$947,726	$—	$6,331,231
Denise C. Johnson	Voluntary Separation	$—	$—	$840,000	$—	$840,000
	Termination for Cause	$—	$—	$—	$—	$—
	Termination following CIC	$2,298,656	$6,714,529	$930,389	$—	$9,943,574
William P. Ainsworth	Voluntary Separation	$1,709,062	$4,617,001	$744,000	$—	$7,070,063
	Termination for Cause	$—	$—	$—	$—	$—
	Termination following CIC	$1,709,062	$5,026,429	$829,112	$—	$7,564,603
Bob De Lange	Voluntary Separation	$—	$—	$820,000	$—	$820,000
	Termination for Cause	$—	$—	$—	$—	$—
	Termination following CIC	$1,832,461	$6,032,039	$876,159	$—	$8,740,659

(1) If a NEO qualifies for Long-Service Separation and voluntarily separates from the company, Long-Service Separation rules will apply. In 2019, Mr. Umpleby and Mr. Ainsworth each qualified for Long-Service Separation and would therefore receive the amounts reported under “Voluntary Separation.”

(2) For valuation purposes, as of December 31, 2019 the option exercise price was lower than the year-end closing price of $147.68 for the 2017 and 2019 grants and for Mr. Bonfield’s options granted on September 7, 2018, and higher than the year-end closing price of $147.68 for the 2018 grant for NEOs other than Mr. Bonfield. The 2017, 2018 and 2019 grants were not fully vested as of December 31, 2019.

(3) The valuation shown is based on the number of PRSUs and RSUs, including any applicable DEUs, that would vest multiplied by the closing price of Caterpillar common stock on December 31, 2019, which was $147.68 per share.

(4) The AIP provisions limit the payout to a maximum of $15.0 million in any single year. Amounts shown for “Termination following CIC” represent the target payout available under AIP.

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COMPENSATION RISK

The CHRC regularly reviews the Company’s compensation policies and practices, including the risks created by the Company’s compensation plans. In addition, the Company also conducted a review of its compensation plans and related risks to the Company. The Company reviewed its analysis with the CHRC and the independent compensation consultant, and the CHRC concluded that the compensation plans reflected the appropriate compensation goals and philosophy and do not incentivize excessive or inappropriate risk taking. Based on this review and analysis, the Company has concluded that any risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

CEO PAY RATIO

The Company is providing the following disclosure about the relationship of the annual total compensation of its employees to the annual total compensation of Mr. Umpleby, the Chairman and CEO. To better understand this disclosure, it is important to emphasize that the Company’s compensation programs are designed to reflect local market practices across our global operations. The Company strives to create a competitive global compensation program in terms of both the position and the geographic location in which Caterpillar employees are located. As a result, the Company’s compensation programs vary among each local market to provide for a competitive compensation package.

■

The median annual total compensation of all Caterpillar employees, other than Mr. Umpleby, was $65,132.

■

Mr. Umpleby’s annual total compensation, as reported in the Summary Compensation Table was $34,519,129.

■

The ratio of Mr. Umpleby’s annual total compensation compared to the median of the annual total compensation of all employees was 530 to 1.

As permitted by SEC rules, it was determined that for 2019 the Company could refer to the same median employee that was identified for 2017. There has been no change in either our employee population or our employee compensation arrangements in 2019 and 2018 that we believe would significantly impact our pay ratio disclosure. The median employee was identified by including all full- and part-time employees as of October 1, 2017, of which approximately 43 percent were in the U.S. and 57 percent were outside of the United States. The Company did not exclude any of its employees when determining the employee population from which to identify the median employee. For purposes of identifying the Company’s median employee, the Company considered the base salary and annual cash incentive. Base salary and annual cash incentive were chosen because (i) they represent the principal forms of compensation delivered to all employees and (ii) this information is readily available in each country. In addition, compensation was measured using the 12-month period ending December 31, 2017.

The Company’s median employee’s total compensation for 2019 was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules.

As required by SEC rules, the annual total compensation for both Mr. Umpleby and the median employee includes the change in pension value during the year. The change in pension value is subject to several variables and may differ significantly based on year-over-year changes in interest rates, changes in eligible earnings and the formula under which the benefits are determined (see footnote 4 to the Summary Compensation Table on page 42 regarding Mr. Umpleby’s change in pension value). If the change in pension value were eliminated from Mr. Umpleby’s and the median employee’s total compensation, the CEO to median employee pay ratio for 2019 would have been 283 to 1.

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SHAREHOLDER PROPOSALS

PROPOSAL 4 – SHAREHOLDER PROPOSAL – PROVIDE A REPORT OF LOBBYING ACTIVITIES

PROPOSAL SNAPSHOT
What am I voting on?
Shareholders are being asked to vote on a shareholder proposal calling for additional disclosure of Caterpillar’s lobbying activity.
Who submitted the proposal?

The proposal was submitted by Fonds de solidarite des travaileurs du Quebec (FTQ), 545 boulevard Crémazie Est, Bureau 200, Montréal (Québec) H2M 2W4, who has represented that it is the owner of 44,100 shares of Caterpillar Inc. common stock. The proposal was also submitted by four other co-filers. Pursuant to Rule 14a-8(I)(1) promulgated under the Securities Exchange Act of 1934, the Company will provide the name, address and number of Company securities held by the co-filers of this shareholder proposal promptly upon receipt of a written or oral request.

Board Voting Recommendation:
AGAINST proposal
Caterpillar Inc. is not responsible for the content of this shareholder proposal or supporting statement.

PROPOSAL

PROPOSAL 4 — PROVIDE A REPORT OF LOBBYING ACTIVITIES

Whereas, we believe in full disclosure of Caterpillar’s direct and indirect lobbying activities and expenditures to assess whether Caterpillar’s lobbying is consistent with its expressed goals and in stockholders’ best interests.

Resolved, the stockholders of Caterpillar request the preparation of a report, updated annually, disclosing:

1. Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2. Payments by Caterpillar used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3. Caterpillar’s membership in payments to any tax-exempt organization that writes and endorses model legislation.

4. Description of management’s and the Board’s decision-making process and oversight for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Caterpillar is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Public Policy and Governance Committee and posted on Caterpillar’s website.

SUPPORTING STATEMENT

Caterpillar spent $36,380,000 from 2010 - 2018 on federal lobbying. This does not include state lobbying expenditures, where Caterpillar also lobbies but disclosure is uneven or absent. For example, Caterpillar spent $547,756 on lobbying in California from 2010 - 2018. Caterpillar also lobbies abroad, spending between €200,000-299,000 on lobbying in Europe for 2018.

Caterpillar belongs to the Chamber of Commerce, which has spent over $1.5 billion on lobbying since 1998. Caterpillar also

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belongs to the Business Roundtable and National Association of Manufacturers, which together spent over $68 million on lobbying for 2017 and 2018 and are lobbying against shareholder rights to file resolutions. Caterpillar does not disclose its payments to trade associations or the amounts used for lobbying. And Caterpillar does not disclose its membership in tax-exempt organizations that write and endorse model legislation, such as the American Legislative Exchange Counsel (ALEC).

We are concerned that Caterpillar’s lack of disclosure presents reputational risks when its lobbying contradicts company public positions. For example, Caterpillar’s corporate ALEC membership has drawn scrutiny,(1) and over 100 companies have publicly left ALEC. And Caterpillar uses the Global Reporting Initiative (GRI) for sustainability reporting, yet currently fails to report “any differences between its lobbying positions and any stated policies, goals, or other public positions” under GRI Standard 415.

We believe the reputational damage stemming from this misalignment between general policy positions and actual direct and indirect lobbying efforts harms long-term value creation by Caterpillar. Thus, we urge Caterpillar to expand its lobbying disclosure.

COMPANY RESPONSE

The Board recommends a vote AGAINST this proposal for the reasons provided below:

Caterpillar’s transparency and current disclosures regarding its lobbying expenditures and political activities provide our shareholders with extensive information on our lobbying and political activities.

Caterpillar believes that transparency in its lobbying expenditures and political activities is important and, therefore, provides both required and voluntary disclosures with respect to its lobbying expenditures and political activities. Caterpillar regularly reviews its disclosures relating to political activity and believes these disclosures are aligned with, and in some instances, exceed those of its peers. Therefore, the Board does not believe that the additional detailed disclosures contemplated by this proposal would be beneficial to shareholders.

Caterpillar files required federal Lobbying Disclosure Act reports with Congress. These reports are publicly available at http://disclosures.house.gov and provide Caterpillar’s federal lobbying activities and expenses for the preceding quarter as well as contributions to candidates by the Caterpillar Political Action Committee on a semiannual basis. These reports include Caterpillar’s total federal lobbying expenditures, the issue that was the topic of communication, disclosure of the Caterpillar individuals who act as lobbyists on behalf of Caterpillar and identification of the legislative body or executive branch agency that was contacted.

In the European Union, Caterpillar voluntarily participates in the Transparency Register operated by the European Parliament and the European Commission. Through this publicly available resource available at https://ec.europa.eu/transparencyregister, Caterpillar discloses its engagement with policymakers in the European Union regarding issues of interest to Caterpillar’s business and reports such information as its membership in trade associations and annual expenses associated with activities identified in the Register. Caterpillar also voluntarily reports each US. trade association that has received more than $50,000 from Caterpillar in the most recently completed year. Caterpillar participates in organizations that represent industries relevant to our business and that work on issues that align with the Company’s top priorities. These organizations may also represent other industries and interests not relevant to Caterpillar, and the organizations and their other members may take positions with which we do not always agree.

Caterpillar posts information about political expenditures by Caterpillar and disbursements by Caterpillar’s Political Action Committee and describes policies and procedures for Company political contributions. In addition, Caterpillar makes voluntary disclosures regarding issues of global importance to the Company, including detailed information on the Company’s position with respect to such issues. All such policies and voluntary reports are available on Caterpillar’s website at www.caterpillar.com/en/company/governance/
political-engagement.html.

Caterpillar’s governance policies provide for effective oversight of its political activities.

Caterpillar’s political and advocacy activities at the state, federal and international levels are managed by the Vice President, Global Government & Corporate Affairs who coordinates and reviews with senior management the legislative and regulatory priorities that are significant to the Company’s business and shareholders, as well as related advocacy activities. To ensure appropriate Board oversight of political activities, the Board’s Public Policy and Governance Committee reviews the Company’s policy on political activities and contributions and Caterpillar’s significant political activities, including corporate political contributions, political contribution activities of the Caterpillar Political Action Committee, trade association participation and Caterpillar’s legislative and regulatory priorities.

The Board believes that existing disclosures meet or exceed any legal requirements and provide shareholders with transparency and visibility into the Company’s political engagement activities and its management and oversight of them. The Board does not believe that additional detailed disclosures would be beneficial to shareholders.

(1)

https://www.prwatch.org/news/2018/05/13346/take-money-and-run-trump-tax-cuts-boost-earnigs-alec-corps-which-promptly-layoff

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PROPOSAL 5 – SHAREHOLDER PROPOSAL – INDEPENDENT BOARD CHAIRMAN

PROPOSAL SNAPSHOT
What am I voting on?
Shareholders are being asked to vote on a proposal that asks the Board of Directors to adopt a policy that would require the Chairman of the Board to be an independent director whenever possible.
Who submitted the proposal?
The proposal was submitted by John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278 who has represented that he is the owner of 100 shares of Caterpillar Inc. Common Stock.
Board Voting Recommendation:
AGAINST proposal
Caterpillar is not responsible for the content of this shareholder proposal or the supporting statement.

PROPOSAL

PROPOSAL 5 — INDEPENDENT BOARD CHAIRMAN

Shareholders request our Board of Directors adopt as policy, and amend our governing documents as necessary, to require that the Chairman of the Board be an independent member of the Board whenever possible. Although it would be better to have an immediate transition to an independent Board Chairman, the Board would have the discretion to phase in this policy for the next Chief Executive Officer transition.

If the Board determines that a Chairman, who was independent when selected is no longer independent, the Board shall select a new Chairman who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived in the unlikely event that no independent director is available and willing to serve as Chairman. This proposal requests that each necessary step be taken to accomplish the above.

Boeing is an example of a company changing course and naming an independent board chairman in October 2019. Boeing did not wait for the next CEO succession.

Boeing then named David Calhoun (the Caterpillar Lead Director) as Boeing CEO in December 2019. Mr. Calhoun may have too much on his plate to serve any longer at Caterpillar given the current Boeing 737 MAX crisis. Plus Dennis Muilenburg’s reputation may be too tarnished for him to continue serve as a respected director on the Caterpillar Board. An independent Board Chairman would have more time to focus on whether it is prudent to retain Mr. Calhoun, Mr. Muilenburg and Susan Schwab, another Boeing director, on the Caterpillar Board. Association with Boeing does not seem to be good at least for the immediate future.

Regarding Mr. Calhoun, Ralph Nader, whose grandniece died in the Ethiopia Boeing 737 MAX crash said: “There is no way he can do this job and do all those other jobs.” Mr. Calhoun may also still be Chairman at Gates Industrial Corp (GTES).

This proposal topic also won impressive 42%-support at the Caterpillar 2016 annual meeting. This 42%-support would have been higher (perhaps 47%) if more shareholders had access to independent proxy voting advice.

Please vote yes:

Independent Board Chairman - Proposal 5

COMPANY RESPONSE

After careful consideration, the Board recommends a vote AGAINST this proposal for the reasons provided below:

The Board should be able to select its leadership structure – including its Chairman and CEO and – based upon its determination of the structure that best serves the interests of shareholders.

We operate in a highly cyclical and often challenging macro-economic operating environment in which our Board must constantly assess industry change and disruption. Our Board is comprised of directors with diverse backgrounds,

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experience, perspectives and in-depth knowledge about Caterpillar. With this expertise, our Board is uniquely positioned to evaluate Caterpillar’s key challenges and needs, including the optimal leadership structure. The Board elects the Chairman & CEO annually, and, as part of the election process, considers whether to elect the Chairman & CEO or an independent director to serve as Chairman. This flexibility allows the Board the ability to choose the optimal leadership for Caterpillar based on Caterpillar’s needs and circumstances at a particular time rather than pursuant to an inflexible policy established in advance. In the past, the Board has chosen to separate the roles based on such needs and circumstances. The Board currently believes it is in the best interests of Caterpillar and our shareholders for the roles to be combined. Moreover, the Board believes the combined role of Chairman and CEO promotes unified leadership and direction for the Company, which allows for a single, clear focus for management to execute our strategy and business plans. This ensures that the Company is represented by a single voice to dealers, customers, shareholders, employees and other stakeholders.

The Board believes in maintaining flexibility with respect to its leadership structure and that a fixed policy requiring a separation of the roles of Chairman and CEO would not benefit Caterpillar or its shareholders.

Caterpillar has strong governance practices to ensure independent oversight of the Chairman & CEO and management.

The Board recognizes the importance of independent oversight of the Chairman & CEO and management and has already implemented structures and practices to enhance this oversight. In the event that the Chairman is not an independent director, then an independent director is elected to serve as the Presiding Director. Such independent Presiding Director has duties and responsibilities such as:

■

Presiding at all meetings of the Board at which the Chairman & CEO is not present, including executive sessions of the independent directors;

■

Serving as a liaison between the Chairman & CEO and the independent directors;

■

Approving the type of information sent to the Board;

■

Approving meeting agendas for the Board;

■

Approving meeting schedules, in consultation with the Chairman & CEO and the independent directors, to assure that there is sufficient time for discussion of all agenda items;

■

Having the authority to call meetings of the independent directors;

■

If requested by major shareholders, being available for consultation and direct communication; and

■

Providing the Chairman & CEO with the results of the annual performance review in conjunction with the chairman of the Compensation and Human Resources Committee.

As part of each Board meeting, the independent directors meet in executive session with no members of management present. During this time, they consider any matters they determine to be appropriate, including evaluation of senior management, Chairman & CEO and management succession.

Moreover, Caterpillar’s strong corporate governance practices negate the need for a fixed policy requiring the separation of the roles of Chairman and CEO. Such structures and practices include:

■

With the exception of Mr. Umpleby, all of Caterpillar’s current directors are independent;

■

Annual election of all directors by majority vote;

■

Proxy access;

■

Shareholders’ right to call a special meeting;

■

Director access to senior management;

■

Annual self-evaluations of the Board, its Committees and its Chairman & CEO; and

■

Publicly available Corporate Governance Guidelines that are reviewed on an annual basis.

Given the strong leadership of the Company’s Chairman & CEO, the counter-balancing role of the Presiding Director and a Board comprised of strong and independent directors, the Board continues to believe it is in the best long-term interests of the Company and its shareholders to maintain the combined role of Chairman and CEO.

For additional information regarding the Board’s views on its leadership structure and why it is best suited for Caterpillar at this time, we encourage shareholders to read the “Board Election and Leadership Structure” and “Duties and Responsibilities of Presiding Director” sections of this proxy, on pages 19 and 20.

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PROPOSAL 6 – SHAREHOLDER PROPOSAL – SHAREHOLDER ACTION BY WRITTEN CONSENT

PROPOSAL SNAPSHOT
What am I voting on?
Shareholders are being asked to vote on a proposal that will allow shareholders to take action without a meeting if a specified number of shareholders consent to the action in writing.
Who submitted the proposal?
The proposal was submitted by Myra K. Young, 9295 Yorkship Court, Elk Grove, CA 95758, who has represented that she is the owner of 50 shares of Caterpillar Inc. Common Stock.
Board Voting Recommendation:
AGAINST proposal
Caterpillar is not responsible for the content of this shareholder proposal or the supporting statement.

PROPOSAL

PROPOSAL 6 —RIGHT TO ACT BY WRITTEN CONSENT

Resolved, Caterpillar, Inc. (“CAT” or “Company”) shareholders request our board of directors undertake steps as necessary to permit written consent by shareholders entitled to cast the minimum number of votes necessary to authorize action at a meeting at which all shareholders entitled to vote were present and voting. This written consent is to be consistent with giving shareholders the fullest power to act by written consent consistent with applicable law, including the ability to initiate any topic for written consent consistent with applicable law.

SUPPORTING STATEMENT

Shareholder rights to act by written consent and special meetings are often complimentary ways to bring urgent matters to the attention of management and shareholders outside the annual meeting cycle.

Many boards and investors assume a false equivalency between rights of written consent and special meetings. However, any shareholder, regardless how many (or few) shares she owns, can seek to solicit written consents on a proposal.

By contrast, calling a special meeting may require a two-step process. A shareholder who does not own the minimum shares required must first obtain the support of other shareholders. Once that meeting is called, the shareholder must distribute proxies asking shareholders to vote on the proposal to be presented at the special meeting. This two-step process can take more time and expense than the one-step process of soliciting written consents, especially when CAT requires a 25% threshold, instead of 10% as provided for in Delaware law.

BlackRock’s proxy voting guidelines for 2019 include the following:

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent.

This proposal topic is trending positively. Written consent won 47% support at United Rentals in 2018; 51% support in 2019. At Flowserve 43% support in 2018; 51% support in 2019. At Capital One Financial 44% support in 2018; 56% support in 2019. The topic also recently won majorities at JetBlue, Cigna, Applied Materials, Nuance Communications, Netflix, Newell Brands, Gilead Sciences, L3 Technologies, Eastern Chemical Company, Kansas City Southern and HP.

Our Company should join the hundreds of major companies that enable shareholders to act by written consent.

Increase Shareholder Value

Vote for Right to Act by Written Consent - Proposal 6

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COMPANY RESPONSE

After careful consideration, the Board recommends a vote AGAINST this proposal for the reasons provided below:

Action by written consent could circumvent the process of a shareholder meeting.

The Board believes that shareholder action by written consent can be used to circumvent the important deliberative process of a shareholder meeting. Written consent rights as proposed could deprive many shareholders of the opportunity to deliberate in an open and transparent manner, or even receive accurate and complete information on important pending actions. In addition, permitting shareholder action by written consent can create substantial confusion and disruption for shareholders, as multiple shareholder groups could solicit multiple written consents simultaneously, some of which may be duplicative or contradictory.

All shareholders should have an opportunity to debate actions.

The Board believes that all shareholders should have the opportunity to deliberate and vote on pending shareholder actions. Therefore, shareholders should generally act only in the context of an annual or special meeting. To that end, the Company’s organizational documents allow holders of 25 percent or more, in the aggregate, of Caterpillar’s shares to call a special shareholder meeting. This practice allows our shareholders to bring important matters before all shareholders for consideration, while providing the Board with an adequate opportunity to examine any proposed action and provide a carefully considered recommendation to our shareholders. In addition, the Company has afforded shareholders numerous ways to contact members of the Board and share thoughts, opinions and concerns about the Company.

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OTHER IMPORTANT INFORMATION

MATTERS RAISED AT THE ANNUAL MEETING NOT INCLUDED IN THIS STATEMENT

We do not know of any matters to be acted upon at the 2020 Annual Meeting other than those discussed in this statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2021 ANNUAL MEETING

A proposal for action or the nomination of a director to be presented by any shareholder at the 2021 annual meeting of shareholders must be delivered in the manner and accompanied by the information required in our bylaws.

■

Rule 14a-8 proposals: If the proposal is to be included in our proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be received at the office of the Corporate Secretary on or before January 1, 2021.

■

Proposals or nominations not to be included in our proxy: If the proposal or the nomination of a director is not to be included in the proxy statement, the proposal must be received at the office of the Corporate Secretary no earlier than February 10, 2021, and no later than April 11, 2021.

■

Proxy access nominations: If the proposal is for the nomination of directors to be included in our proxy statement pursuant to proxy access under Article II, Section 4 of Caterpillar’s bylaws, the proposal must be received at the office of the Corporate Secretary no earlier than December 2, 2020, and no later than January 1, 2021.

Our bylaws are available on our website at www.caterpillar.com/governance. Shareholder proposals, director nominations and requests for copies of our bylaws should be delivered to Caterpillar Inc. c/o Chief Legal Officer, General Counsel and Corporate Secretary, 510 Lake Cook Road, Suite 100, Deerfield, IL 60015.

PERSONS OWNING MORE THAN FIVE PERCENT OF CATERPILLAR COMMON STOCK

The following table lists those persons or groups (based on a review of Schedule 13Gs filed with the SEC) who beneficially own more than five percent of Caterpillar common stock as of December 31, 2019:

Name and Address	Voting Authority		Dispositive Authority		Total Amount of Beneficial Ownership	Percent of class
	Sole	Shared	Sole	Shared
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	29,389,492	0	34,578,559	0	34,578,559	6.3
State Street Corporation and various direct and indirect subsidiaries State Street Financial Center One Lincoln Street Boston, MA 02111	0	21,833,959	0	44,782,540	44,787,748	8.1
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	825,696	155,991	48,231,886	927,365	49,159,251	8.89
(1)

Beneficial ownership includes 624,102 shares for which Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner, as a result of serving as investment manager of collective trust accounts. Beneficial ownership also includes 494,706 shares for which Vanguard Investments Australia, Ltd. (“VIA”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner as a result of its serving as investment manager of Australian investment offerings.

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SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS*

Security ownership of Caterpillar’s Executive Officers, Board of Directors and Nominees to the Board of Directors (as of January 1, 2020) is included in the following table:

	Common Stock(1)		Shares Underlying Stock Options/ SARs/RSUs Exercisable within 60 Days	Additional Stock Options/SARs/RSUs Exercisable upon Retirement(2)	Total
William P. Ainsworth	56,114		103,745	125	159,984
Kelly A. Ayotte	1,475		-	-	1,475
Andrew R.J. Bonfield	7,588	(3)	7,693	-	15,281
David L. Calhoun	44,843		-	-	44,843
Bob De Lange	17,867		161,941	-	179,808
Daniel M. Dickinson	7,261		-	-	7,261
Juan Gallardo	273,807		-	-	273,807
Denise C. Johnson	11,605		18,764	-	30,369
Dennis A. Muilenburg	11,882		-	-	11,882
William A. Osborn	52,662		-	-	52,662
Debra L. Reed-Klages	6,071		-	-	6,071
Edward B. Rust, Jr.	32,099		-	-	32,099
Susan C. Schwab	18,082		-	-	18,082
D. James Umpleby III	64,696		677,564	-	742,260
Miles D. White	6,629		-	-	6,629
Rayford Wilkins, Jr.	1,960		-	-	1,960
All directors and executive officers as a group(4) (20 persons)	660,853		1,029,866	125	1,690,844
*

Each person listed in the table has beneficial ownership of less than 1 percent.

(1)

Common stock that is directly or indirectly beneficially owned, including stock that is individually or jointly owned and shares over which the individual has either sole or shared investment or voting authority.

(2)

Stock Options, SARs or RSUs that are not presently exercisable within 60 days but that would become immediately exercisable if such individual was eligible to retire and elected to retire pursuant to long-service separation.

(3)

Does not include 13,091 unvested restricted stock units granted on September 7, 2018, that will vest on September 7, 2020.

(4)

None of the shares held by the group has been pledged.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE, and to furnish Caterpillar with copies of such forms. Based on our review of the forms we have received, or written representations from reporting persons, we believe that, during the current fiscal year and in prior fiscal years, each of our executive officers and directors complied with all such filing requirements unless previously reported.

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ACCESS TO FORM 10-K

Upon written request, without charge to each record or beneficial holder of Caterpillar common stock as of April 13, 2020, we will provide a copy of our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC. Written requests should be directed to Caterpillar Inc. Chief Legal Officer, General Counsel and Corporate Secretary at 510 Lake Cook Road, Suite 100, Deerfield, IL 60015.

NON-GAAP FINANCIAL MEASURES

The following definitions are provided for the non-GAAP financial measures used in this proxy statement. These non-GAAP financial measures have no standardized meaning prescribed by U.S. GAAP and therefore are unlikely to be comparable to the calculation of similar measures for other companies. Management does not intend these items to be considered in isolation or as a substitute for the related GAAP measures.

Adjusted Profit: The Company believes it is important to separately quantify the profit impact of four significant items in order for the Company’s results to be meaningful to readers. These items consist of (i) pension and OPEB mark-to-market losses resulting from plan remeasurements, (ii) U.S. tax reform impact, (iii) restructuring costs in 2018, which were incurred to generate longer-term benefits and (iv) certain deferred tax valuation allowance adjustments. The Company does not consider these items indicative of earnings from ongoing business activities and believes the non-GAAP measures will provide investors with useful perspective on underlying business results and trends and aids with assessing the Company’s period-over-period results.

Reconciliations of enterprise operating profit to the most directly comparable GAAP measure, consolidated operating profit, are as follows:

(Millions of dollars)	2018	2019
Consolidated operating profit	$8,293	$8,290
Restructuring costs	$394	$—
Enterprise operating profit	$8,687	$8,290

Reconciliations of enterprise operating profit margin to the most directly comparable GAAP measure, operating profit as a percent of sales and revenues, are as follows:

	2018	2019
Operating profit as a percent of total sales and revenues	15.2%	15.4%
Restructuring costs(1)	0.7%	—%
Enterprise operating profit margin	15.9%	15.4%
(1) 2019 restructuring costs were not material.

Reconciliations of adjusted profit per share to the most directly comparable GAAP measure, profit per share - diluted, are as follows:

	2018	2019
Profit per share - diluted	$10.26	$10.74
Per share mark-to-market losses(1)	$0.64	$0.64
Per share U.S. tax reform impact	$(0.17)	$(0.31)
Per share restructuring costs(2)	$0.50	$—
Per share deferred tax valuation allowance adjustment	$(0.01)	$—
Adjusted profit per share	$11.22	$11.06
(1) At statutory tax rates. (2) 2018 restructuring costs were at statutory tax rates. 2019 restructuring costs were not material.

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FREQUENTLY ASKED QUESTIONS REGARDING MEETING ATTENDANCE AND VOTING

Q:

WHY AM I RECEIVING THESE PROXY MATERIALS?

A:

You have received these proxy materials because you were a Caterpillar shareholder of record as of April 13, 2020, and Caterpillar’s Board of Directors is soliciting your authority (or proxy) to vote your shares at the 2020 Annual Meeting. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

Q:

HOW CAN I ATTEND THE ANNUAL MEETING?

A:

The 2020 Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a Caterpillar shareholder as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. There is no physical location for this meeting.

You can attend the Annual Meeting online, vote and submit your questions during the meeting by visiting www.meetingcenter.io/268805716. The password for the meeting is CAT2020. Please follow the registration instructions outlined below.

The online meeting will begin promptly at 8:00 a.m., Central Time. We encourage you to access the meeting prior to the start time to provide ample time for check-in.

Q:

HOW CAN I REGISTER FOR THE ANNUAL MEETING?

A:

Registered Holders: If you are a registered shareholder (i.e., you hold your shares through the Company’s transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. To attend the meeting, please follow the instructions on the Proxy Card or Notice that you received with this Proxy Statement. To access the meeting, you will need the 15-digit control number printed on your card or notice.

Street Holders: If your shares are held in “street name” (i.e., you hold your shares through an intermediary, such as a bank or broker), you must register in advance to attend the Annual Meeting virtually on the Internet. To register, you must submit a Legal Proxy that reflects your proof of proxy power. The Legal Proxy must reflect your Caterpillar Inc. holdings along with your name. Please forward a copy of the Legal Proxy, along with your email address to Computershare. Requests for registration should be directed to Computershare either by email to legalproxy@computershare.com (forwarding the email from your broker, or attach an image of your legal proxy) or by mail to Computershare, Caterpillar Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 5, 2020. You will receive a confirmation of your registration by email (or by mail, if no email address is provided) after Computershare receives your registration materials.

Proponent of a Shareholder Proposal: For each shareholder proposal included in this proxy statement, the shareholder sponsor should notify the Company in writing of the individual authorized to present the proposal on behalf of the shareholder at the Annual Meeting. The notification should be received no later than 5:00 p.m, Eastern Time, on June 5, 2020, and include the name, address and email address of the authorized individual. The Company will provide the authorized individual with instructions to join the virtual meeting and present the proposal. Please submit notification by email to catshareservices@cat.com or by mail to Caterpillar Inc. c/o Corporate Secretary, 510 Lake Cook Road, Suite 100, Deerfield, IL 60015.

Q:

WHAT IS THE DIFFERENCE BETWEEN A REGISTERED SHAREHOLDER AND A STREET NAME HOLDER?

A:

A registered shareholder is a shareholder whose ownership of Caterpillar common stock is reflected directly on the books and records of our transfer agent, Computershare Inc. If you hold stock through a bank, broker or other intermediary, you hold your shares in “street name” and are not a registered shareholder. For shares held in street name, the registered shareholder is the bank, broker or other intermediary. Caterpillar only has access to ownership records for registered shareholders.

Q:

WHEN WAS THE RECORD DATE AND WHO IS ENTITLED TO VOTE?

A:

The Board of Directors set April 13, 2020, as the record date for the 2020 Annual Meeting. Holders of Caterpillar common stock as of the record date are entitled to one vote per share. As of April 13, 2020, there were 541,239,314 shares of Caterpillar common stock outstanding.

A list of all registered shareholders as of the record date will be available for examination by shareholders during normal business hours at 510 Lake Cook Road, Suite 100, Deerfield, IL 60015 at least ten days prior to the Annual Meeting and will also be available for examination during the Annual Meeting at www.meetingcenter.io/268805716.

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Q:

HOW DO I VOTE?

A:

You may vote by any of the following methods:

At the Annual Meeting – If shares are registered in your name, to vote you will need your 15-digit Control Number provided with the Notice of the Meeting or on your Proxy Card. If you are a street name holder, please refer to “How Can I Register for the Annual Meeting?” on page 61 for information on how to register to attend the Annual Meeting in order to vote your shares.

By Mail – Complete, sign and return the proxy and/or voting instruction card provided.
By Mobile Device – Scan this QR code and follow the voting links.
By Phone – Follow the instructions on your Internet Notice, proxy and/or voting instruction card or email notice.
By Internet – Follow the instructions on your Internet Notice, proxy and/or voting instruction card or email notice.

If you vote by phone, mobile device or the Internet, please have your Internet Notice, proxy and/or voting instruction card or email notice available. The control number appearing on your Internet Notice, proxy and/or voting instruction card or email notice is necessary to process your vote. A mobile device, phone or Internet vote authorizes the named proxies in the same manner as if you marked, signed and returned the card by mail.

Q:

HOW DO I VOTE MY 401(K) OR SAVINGS PLAN SHARES?

A:

If you participate in a 401(k) or savings plan sponsored by Caterpillar or one of its subsidiaries that includes a Caterpillar stock investment fund, you may give voting instructions to the plan trustee with respect to the shares of Caterpillar common stock in that fund that are associated with your plan account by completing the voting instruction card or email notice you receive. The plan trustee will follow your voting instructions unless it determines that to do so would be contrary to law. If you do not provide voting instructions, the plan trustee will act in accordance with the employee benefit plan documents. In general, the plan documents specify that the trustee will vote the shares for which it does not receive instructions in the same proportion that it votes shares for which it received timely instructions, unless it determines that to do so would be contrary to law.

You may revoke previously given voting instructions by following the instructions provided by the trustee.

Q:

WHAT ARE “BROKER NON-VOTES” AND WHY IS IT IMPORTANT THAT I SUBMIT MY VOTING INSTRUCTIONS FOR SHARES I HOLD IN STREET NAME?

A:

Under the rules of the New York Stock Exchange (NYSE), if a broker or other financial institution holds your shares in its name and you do not provide your voting instructions to them, that firm’s discretion to vote your shares for you is very limited. For this Annual Meeting, in the absence of your voting instructions, your broker only has discretion to vote on Proposal 2, the ratification of the appointment of our independent registered public accounting firm. It does not have discretion to vote your shares for any of the other proposals expected to be presented at the Annual Meeting. If you do not provide voting instructions and your broker elects to vote your shares on Proposal 2, the missing votes for each of the other proposals are considered “broker non-votes.”

Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares promptly.

Q:

HOW CAN I AUTHORIZE SOMEONE ELSE TO ATTEND THE ANNUAL MEETING OR VOTE FOR ME?

A:

Registered Holders: Registered shareholders can authorize someone other than the individual(s) named on the Proxy Card or Notice to attend the virtual meeting or vote on their behalf by crossing out the individual(s) named on the Proxy Card or Notice and inserting the name, address and email address of the individual being authorized. Request registration of an authorized representative by forwarding an image of your updated Proxy Card or Notice to Computershare either by email to legalproxy@computershare.com or by mail to Computershare, Caterpillar Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

Street Holders: Street name holders can authorize someone other than the individual(s) named on the legal proxy obtained from their broker to attend the virtual meeting or vote on their behalf by providing a written authorization to the individual being authorized along with the legal proxy.

Contact information for the authorized individual, including name, address and email address is required for registration of the authorized representative. Requests for registration of an authorized representative along with the contact information specified above and an image of your legal proxy should be directed to Computershare either by email to legalproxy@computershare.com or by mail to Computershare, Caterpillar Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

Requests for registration of an authorized representative must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 5, 2020.

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Q:

HOW CAN I ASK QUESTIONS PERTINENT TO MEETING MATTERS?

A:

Shareholders may submit questions either before the Annual Meeting (from May 27 to June 3, 2020) or during the Annual Meeting. If you wish to submit a question either before or during the meeting, please log into www.meetingcenter.io/268805716, enter the meeting password and your 15-digit control number, then follow the instructions to submit a question. Questions pertinent to meeting matters will be answered during the meeting, subject to time limitations.

Q:

HOW CAN I CHANGE OR REVOKE MY PROXY?

A:

Registered Holders: You may change or revoke your proxy by submitting a written notice of revocation to Caterpillar Inc. c/o Corporate Secretary at 510 Lake Cook Road, Suite 100, Deerfield, IL 60015 before the Annual Meeting or by attending the Annual Meeting and voting. For all methods of voting, the last vote cast will supersede all previous votes.

Street Holders: You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

Q:

WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

A:

A quorum of shareholders is necessary to hold a valid meeting. Holders of at least one-third of all Caterpillar common stock must be present in person or by proxy at the Annual Meeting to constitute a quorum. Abstentions and broker non-votes are counted as present for establishing a quorum.

Q:

WHAT VOTE IS NECESSARY FOR ACTION TO BE TAKEN ON PROPOSALS?

A:

In uncontested elections, director nominees are elected by a majority vote of the shares cast, meaning that each director nominee must receive a greater number of shares voted “for” such director than shares voted “against” such director. If an incumbent director does not receive a greater number of shares voted “for” such director than shares voted “against” such director, then such director must tender his or her resignation to the Board of Directors.

In a contested election, director nominees are elected by a plurality of the votes cast, meaning that the nominees with the most affirmative votes are elected to fill the available seats.

All other actions presented for a vote of the shareholders at the Annual Meeting require an affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter.

Abstentions will have no effect on director elections. Abstentions will have the effect of a vote against all other proposals. Broker non-votes will not have an effect on any of the proposals presented for your vote.

Votes submitted by mail, telephone, mobile device or Internet will be voted by the individuals named on the card (or the individual properly authorized) in the manner indicated. If you do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations. If you hold shares in more than one account, you must vote each proxy and/or voting instruction card you receive to ensure that all shares you own are voted.

Q:

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A:

Whenever possible, registered shares and plan shares for multiple accounts with the same registration will be combined into the same proxy card. Shares with different registrations cannot be combined, and as a result, you may receive more than one proxy card. For example, shares held in your individual account will not be combined on the same proxy card as shares held in a joint account with your spouse.

Street shares are not combined with registered or plan shares and may result in your receipt of more than one proxy card. For example, shares held by a broker for your account will not be combined with shares registered directly in your name.

If you hold shares in more than one form, you must vote separately for each notice, proxy and/or voting instruction card or email notification you receive that has a unique control number to ensure that all shares you own are voted.

If you receive more than one proxy card for accounts that you believe could be combined because the registration is the same, contact our transfer agent (for registered shares) or your broker (for street shares) to request that the accounts be combined for future mailings.

Q:

WHAT IS HOUSEHOLDING?

A:

The Company and its intermediaries may engage in “householding”, which refers to the process pursuant to which delivery requirements for proxy statements and notices may be satisfied with respect to two or more shareholders sharing the same address through the delivery of a single proxy statement or a single Internet Notice addressed to those shareholders, unless contrary instructions have been received. If your proxy materials are being householded and you would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the proxy materials by contacting the Chief Legal Officer, General Counsel and Corporate Secretary at (224) 551-4160 or 510 Lake Cook Road, Suite 100, Deerfield, Illinois 60015.

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Q:

WHO PAYS FOR THE SOLICITATION OF PROXIES?

A:

Caterpillar pays the cost of soliciting proxies on behalf of the Board of Directors. This solicitation is being made by mail and through the Internet, but also may be made by telephone or in person. We have hired Georgeson LLC to assist in the solicitation. We will pay Georgeson LLC a fee of $15,000 for these services and will reimburse their out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes. Proxies may also be solicited on behalf of the Board by directors, officers or employees of Caterpillar by telephone or in person, or by mail or through the Internet. No additional compensation will be paid to such directors, officers or employees for soliciting proxies.

Q:

WHERE CAN I FIND VOTING RESULTS OF THE ANNUAL MEETING?

A:

We will announce preliminary voting results at the Annual Meeting and publish the final results in a Form 8-K filed with the SEC within four business days after the Annual Meeting.

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CATERPILLAR®

www.caterpillar.com

CATERPILLAR
CAT
CAT
CAT
14M

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CATERPILLAR® VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/CAT** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CAT

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2020 Annual Meeting Proxy and Voting Instruction Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 3 and AGAINST Proposals 4 - 6.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain
01 - Kelly A. Ayotte	☐	☐	☐	07 - Edward B. Rust, Jr.	☐	☐	☐
02 - David L. Calhoun	☐	☐	☐	08 - Susan C. Schwab	☐	☐	☐
03 - Daniel M. Dickinson	☐	☐	☐	09 - D. James Umpleby III	☐	☐	☐
04 - Juan Gallardo	☐	☐	☐	10 - Miles D. White	☐	☐	☐
05 - William A. Osborn	☐	☐	☐	11 - Rayford Wilkins, Jr.	☐	☐	☐
06 - Debra L. Reed-Klages	☐	☐	☐				

	For	Against	Abstain
4. Shareholder Proposal - Provide a Report of Lobbying Activities	☐	☐	☐
5. Shareholder Proposal - Independent Board Chairman	☐	☐	☐
6. Shareholder Proposal - Shareholder Action by Written Consent	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratification of our Independent Registered Public Accounting Firm	☐	☐	☐	3. Advisory Vote to Approve Executive Compensation	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 P C F

03YYKI

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The 2020 Annual Meeting of Shareholders of Caterpillar Inc. will be held on Wednesday, June 10, 2020 at 8:00 a.m. Central Time, virtually via the internet at www.meetingcenter.io/268805716.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — CAT2020.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: https://www.caterpillar.com/proxymaterials

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CAT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Caterpillar Inc.

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Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 10, 2020

At the Annual Meeting of Shareholders of Caterpillar Inc. (the "Company" or "Caterpillar") on June 10, 2020, or at any adjournments thereof, the undersigned (i) hereby appoints Suzette M. Long and Barbara Thomas, and each of them, proxies with power of substitution to vote the common stock of the undersigned and/or (ii) with respect to Caterpillar or subsidiary employee benefit plans ("Plan(s)") for which THE NORTHERN TRUST COMPANY acts as directed Trustee (the "Trustee") for the Plans' Trusts, hereby directs the Trustee to appoint Suzette M. Long and Barbara Thomas, and each of them, proxies with power of substitution to vote all shares of the Company's stock credited to the accounts of the undersigned under any Plan(s) held under the Trusts at the close of business on April 13, 2020, as directed hereon on the following matters, and, in their discretion, on any other matters that may come before the meeting. For Plan participants, if the Trustee has not received directions from the undersigned by 8:00 a.m. Eastern Time, on June 8, 2020, the Trustee will vote the shares for which they do not receive instructions ("Undirected Shares") in the same proportion that they votes shares for which they received timely instructions, unless the Trustee determines that to do so would be contrary to law. Further, under the Plan(s), participants are "named fiduciaries" as defined under ERISA to the extent of their authority to direct the voting of the shares held in their accounts and the proportionate share of Undirected Shares in the Trust(s).

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed, FOR Proposals 2-3 and AGAINST Proposals 4-6. You are encouraged to specify your choices by marking the appropriate boxes. However, if you wish to vote in accordance with the Board of Directors' recommendations, simply sign and return this card.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

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